SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Brookline Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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March 17, 2011

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Brookline Bancorp, Inc. (the “Company”).  The Annual Meeting will be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts 02138, at 11:00 a.m. on April 20, 2011.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting we will also report on the operations of the Company.  Directors and officers of the Company will be present to respond to any questions that stockholders may have.  Also enclosed for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of one director to the Board of Directors of the Company, the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011, an advisory, non-binding, stockholder vote on the Company’s executive compensation, an advisory, non-binding, stockholder vote on the frequency of advisory votes on the Company’s executive compensation, and the approval of the Brookline Bancorp, Inc. 2011 Restricted Stock Plan.  For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” the election of directors, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm, “FOR” approval of the Company’s executive compensation, for the “3 Year” frequency of stockholder voting on the Company’s executive compensation, and “FOR” the approval of the Brookline Bancorp, Inc. 2011 Restricted Stock Plan.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

Paul A. Perrault

Chief Executive Officer

Brookline Bancorp, Inc.

160 Washington Street

Brookline, Massachusetts 02445

(617) 730-3500

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 20, 2011

Notice is hereby given that the Annual Meeting of Brookline Bancorp, Inc. (the “Company”) will be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts 02138 at 11:00 a.m. on April 20, 2011.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held:

1.               to elect one director to the Board of Directors to serve for a three-year term;

2.               to ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011;

3.               to consider a non-binding proposal to give advisory approval to the Company’s executive compensation as described in the Proxy Statement;

4.               to consider a non-binding proposal to give advice with respect to the frequency that stockholders will vote on the Company’s executive compensation;

5.               to approve the Brookline Bancorp, Inc. 2011 Restricted Stock Plan; and

to consider such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on March 7, 2011 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s Main Office, 160 Washington Street, Brookline, Massachusetts 02445, for the 10 days immediately prior to the Annual Meeting.  It also will be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

Charles H. Peck
Secretary
March 17, 2011

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2011:  THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.’S 2010 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M.

PROXY STATEMENT

Brookline Bancorp, Inc.

160 Washington Street

Brookline, Massachusetts 02445

(617) 730-3500

ANNUAL MEETING OF STOCKHOLDERS

April 20, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Brookline Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts 02138, on April 20, 2011, at 11:00 a.m., and all adjournments of the Annual Meeting.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 17, 2011.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon.  Where no instructions are indicated, validly executed proxies will be voted as recommended by the Company’s Board of Directors.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting.  Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address shown above, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING SECURITIES AND VOTING PROCEDURES

Holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on March 7, 2011 (the “Record Date”) are entitled to one vote for each share then held, except as described below.  As of the Record Date, the Company had 64,445,389 shares issued and 59,071,656 shares outstanding.  The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.  Broker non-votes and proxies marked ABSTAIN will be counted for purposes of determining that a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

In accordance with the provisions of the Company’s Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit.  The Company’s Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

Applicable rules determine whether proposals presented at stockholder meetings are “routine” or “non-routine.” If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. Under current rules, the ratification of the appointment of the Company’s independent registered public accounting firm is considered a routine matter. Your broker, therefore, may vote your shares in its discretion on this routine matter if you do not instruct your broker how to vote on it.  However, pursuant to recent rule changes, the election of directors is no longer considered to be routine, and the proposal to give advisory approval to the Company’s executive compensation, the proposal with respect to the frequency that stockholders will vote on the Company’s executive compensation, and the proposal to approve the Brookline Bancorp, Inc. 2011 Restricted Stock Plan are also not considered to be routine. Therefore, brokers holding shares for their customers will not have the ability to cast votes with respect to these proposals unless they have received instructions from their customers. It is important, therefore, that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to these proposals is counted.

As to the election of a director, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the one nominee proposed by the Board of Directors or to WITHHOLD AUTHORITY to vote for the nominee being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.  There is no cumulative voting for the election of directors.

As to the ratification of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal.  The ratification of the independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

In voting on the non-binding proposal to give advisory approval to the Company’s executive compensation, you may vote FOR the proposal, vote AGAINST the proposal or ABSTAIN from voting on the proposal. To approve the proposal, the affirmative vote of a majority of the votes cast at the annual meeting without regard to broker non-votes or proxies marked ABSTAIN is required.  While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on the Company or the Board of Directors.

In voting on the non-binding proposal with respect to the frequency that stockholders will vote on the Company’s executive compensation, a stockholder may select that stockholders: (i) consider the proposal every “1 YEAR;” (ii) consider the proposal every “2 YEARS;” (iii) consider the proposal every “3 YEARS;” or (iv) “ABSTAIN” from voting on the proposal.  Generally, approval of any matter presented to stockholders requires the affirmative vote of a majority of the votes cast.   However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders.  The Company will not count abstentions or broker non-votes as votes cast on this proposal; therefore, abstentions and broker non-votes will have no impact on the outcome of this proposal. Even though this vote will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on the Company or the Board of Directors, the Board of Directors will take into account the outcome of this vote in making a determination on the frequency that advisory votes on executive compensation will be included in the Company’s proxy statements.

In voting on the Brookline Bancorp, Inc. 2011 Restricted Stock Plan, you may vote FOR the proposal, vote AGAINST the proposal or ABSTAIN from voting in the proposal. The Brookline Bancorp, Inc. 2011 Restricted Stock Plan must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership.  The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, including shares owned by its directors and executive officers.

	Amount of shares
	owned and nature	Percent of shares
Name and address of	of beneficial	of common stock
beneficial owners	ownership(1)	outstanding(2)

All Directors and Executive Officers as a Group (14 persons)	2,182,217	3.7%

Principal stockholders:

BlackRock, Inc. (3)
40 East 52nd Street
New York, New York 10022	5,202,084	8.8

Dimensional Fund Advisors LP (4)
6300 Bee Cave Road
Palisades West, Building One
Austin, Texas 78746	3,203,626	5.4

Neuberger Berman Group LLC (5)
605 Third Avenue
New York, New York 10158	5,108,154	8.6

(1)      A person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date.  As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.  Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)          Calculated by dividing the number of shares in the second column of this table by the total shares of common stock outstanding at the Record Date (59,071,656 shares).

(3)          Based exclusively on a Schedule 13G/A filed by BlackRock, Inc. and affiliated companies on February 3, 2011.

(4)          Based exclusively on a Schedule 13G/A filed by Dimensional Fund Advisors LP on February 11, 2011.

(5)          Based exclusively on a Schedule 13G/A filed by Neuberger Berman Group LLC on February 14, 2011.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors has designated that the whole Board shall be comprised of 11 members. There currently is one vacancy on the Board of Directors.  The Company’s bylaws provide that approximately one-third of the Directors are to be elected annually.  Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated Peter O. Wilde to serve as a director, currently a member of the Board of Directors and who has been nominated to serve for a three-year period and until his or her successor has been elected and shall qualify.

The table below sets forth, as of the Record Date, certain information regarding the composition of the Company’s Board of Directors, including the terms of office of Board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below.  If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected.  Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.

Names and address (1)	Age	Positions held	Director since(2)	Current term to expire	Shares of common stock beneficially owned on record date (3)(4)(5)		Percent of class (6)

NOMINEES
Peter O. Wilde	71	Director	1993	2011	174,343		*

DIRECTORS CONTINUING IN OFFICE

John J. Doyle, Jr.	77	Director	2006	2012	12,000		*
Thomas J. Hollister	56	Director	2009	2012	7,900		*
Charles H. Peck	70	Director	1995	2012	563,728	(7)	1.0%
Paul A. Perrault	59	President and Chief Executive Officer	2009	2012	164,267		*
Joseph J. Slotnik	74	Director	1970	2012	213,275		0.4
David C. Chapin	74	Director	1989	2013	157,916		*
John A. Hackett	70	Director	2007	2013	29,000		*
John L. Hall, II	71	Director	1983	2013	180,917		0.3
Rosamond B. Vaule	73	Director	1989	2013	131,749		*

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Paul R. Bechet	68	Senior Vice President, Chief Financial Officer and Treasurer	N/A	N/A	498,625		0.8
Michael J. Fanger	53	President and Chief Executive Officer of Eastern Funding LLC	N/A	N/A	8,799		*
M. Robert Rose	59	Chief Credit Officer	N/A	N/A	32,000		*
Jane M. Wolchonok	62	Senior Vice President	N/A	N/A	7,698		*

All Directors and Executive Officers as a Group (14 persons)					2,182,217	(4)	3.7%

(1)	The mailing address for each person listed is 160 Washington Street, Brookline, Massachusetts 02445.
(2)

Except for Mr. Doyle, Mr. Hackett, Mr. Hollister and Mr. Perrault, reflects initial appointment to the Board of Trustees of the Company’s mutual predecessor, Brookline Bank (the “Bank”). All directors of the Company serve as directors of the Bank.

(3)

See definition of “beneficial ownership” in the table in “Security Ownership of Certain Beneficial Owners.” The shares of Common Stock in this column include 633,845 shares in total and by individual the following shares which may be acquired by the persons indicated pursuant to the exercise of stock options within 60 days of the Record Date: Mr. Wilde — 39,000; Mr. Doyle — 5,000; Mr. Hollister — 5,000; Mr. Peck — 175,000; Mr. Perrault — 124,845; Mr. Slotnik — 45,000; Mr. Chapin — 35,000; Mr. Hackett — 5,000; Mr. Hall — 30,000; Ms. Vaule — 30,000; Mr. Bechet — 115,000; Mr. Fanger — none; Mr. Rose — 25,000; and Ms. Wolchonok — none.

(4)

Includes 65,832 shares of Common Stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 424,422 shares of Common Stock (representing 0.7% of the shares of Common Stock outstanding as of the Record Date) owned by the ESOP for the benefit of the employees of the Company and the Bank. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the

ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.
(5)

Includes 28,470 shares of common stock awarded to the following individuals that vest on varying dates from March 16, 2011 through October 6, 2012: Mr. Peck — 6,000; Mr. Perrault — 7,470; Mr. Bechet — 5,000; Mr. Rose — 5,000; and Ms. Wolchonok — 5,000.

(6)	Percent of Class is calculated by dividing the number of shares in the sixth column of this table by the total shares of Common Stock outstanding at the Record Date (59,071,656 shares).
(7)	Includes 387,666 shares pledged to secure a margin loan.
*	Less than three-tenths of 1%.
N/A Not applicable.

Directors’ and Named Executive Officers’ Biographies

The principal occupation during the past five years of each director and named executive officer of the Company is set forth below.  All directors and named executive officers have held their present positions for five years unless otherwise stated.

David C. Chapin became a member of the Executive Committee in 2007.  He is a Principal of Chapin Properties Team Ltd., a real estate investment, property appraisal and management company, and has served in that capacity since August 2004.  From 1998 to August 2004, he was a Principal of T. H. Niles Real Estate Group, Inc., a real estate investment, property appraisal and management company.

John J. Doyle, Jr. became President and Chief Executive Officer of Randolph Savings Bank, a mutual savings bank, effective November 16, 2009.  Previously, he served as President and Chief Executive Officer of four other community banks.  Earlier in his career, he was a partner at KPMG LLP from 1969 through 1991.

John A. Hackett was the head of J. J. Ruddy Insurance Agency, Inc. for over 40 years.  Mr. Hackett served as a director of Mystic Financial, Inc. (“Mystic”) that was acquired by the Company on January 7, 2005.  He served as the chair of the Loan, Investment, Compensation and Nominating Committees of Mystic’s subsidiary bank, Medford Co-operative Bank (“Medford”).  He served as a director of Medford for 23 years.

John L. Hall, II is President of Hall Properties, Inc., a real estate investment, management and development company, and has served in that capacity since 1989.

Thomas J. Hollister joined Global Partners, LP, a Fortune 500 company and an independent wholesale distributor of gasoline, diesel fuel, bio-fuel, heating oil and other refined petroleum products in the Northeast, in July 2006 as Executive Vice President and Chief Financial Officer.  In January 2007, he was named Chief Operating Officer.  Previously, he was a Vice Chairman of Citizens Financial Group.  Mr. Hollister is the former Chair of the Greater Boston Chamber of Commerce and currently serves on the Chamber’s Executive Committee.  He is also Chair of the Board of Trustees of Wheaton College, Chair of the Trustees of Tufts Medical Center and has been involved in several not-for-profit organizations.

Charles H. Peck became President of the Bank in April 2000 and served as the Senior Loan Officer of the Bank since 1970 until his retirement from the Company in December 2010.

Paul A. Perrault became the Chairman and Chief Executive Officer of the Bank on March 16, 2009 and became Chief Executive Officer of the Company on April 16, 2009.  During January 2009, he was the Chief Executive Officer of Sovereign Bancorp, Inc.  From 1990 through 2008, Mr. Perrault was President and Chief Executive Officer of Chittenden Corporation and, additionally, from 1998 through 2008, he served as Chairman of Chittenden Corporation.  Mr. Perrault is the Treasurer and a member of the Board of Directors of the Shelburne Museum and has served on the American Bankers Council.

Joseph J. Slotnik has served as a member of the Executive Committee since 1974.  He was designated lead independent director by the Board of Directors of the Company in April 2007 and Acting Chairman of the Board of Directors of the Company in April 2010.  Mr. Slotnik is a private investor and previously was managing partner of the Boston office of a brokerage and investment firm.

Rosamond B. Vaule is active in volunteer work for various educational and charitable organizations.

Peter O. Wilde became a member of the Executive Committee in 2006.  He was President of Tuftane Extrusion Technologies, Inc., a manufacturing company, between 1998 and 2009.  In 1997, he was Managing Director of Beckwith Bemis Incorporated, a coatings and finishing company.  Previously, he was Vice President of Finance and Administration at Ran Demo, Inc., a materials technology company, and served in that position since 1991.

Executive Officers of the Company Who Are Not Directors

Paul R. Bechet became Executive Vice President of the Bank in 2004 and has served as the Chief Financial Officer of the Bank since June 1997.  He also serves as Senior Vice President and Chief Financial Officer of the Company.  He became Treasurer of the Bank and the Company in January 2002.  Prior to joining the Bank, Mr. Bechet was a certified public accountant and partner at KPMG LLP from 1972 through June 1997.

Michael J. Fanger is President and Chief Executive Officer of Eastern Funding LLC (“Eastern”), a specialty finance company that he founded in June 1997.  The Company acquired a controlling interest in Eastern on April 13, 2006.  Previously, he was Executive Vice President of Medallion Financial Corp. (“Medallion”) from May 1996 through June 1997 and an officer of affiliates of Medallion from 1987 through June 1997.  He was a loan officer at Shawmut Community Bank, NA, Massachusetts from 1981 to 1986.

M. Robert Rose has served as the Chief Credit Officer of the Company since August 2009. Prior to joining the Company, Mr. Rose was the Chief Risk Officer of Sovereign Bank since 2004 and primarily held senior credit and risk management positions at Sovereign Bank, Bank Boston/Fleet Bank and BayBanks, Inc. from 1985 onward.  He is on the Board of Directors of the Risk Management Association.

Jane M. Wolchonok has served as a Senior Vice President of the Bank since January 2007.  Prior to joining the Bank, Ms. Wolchonok was a Senior Vice President of HarborOne Credit Union from April 2005 to January 2007 and for two years the Chief Operating Officer of CASCAP, Incorporated, a non-profit organization that develops and manages affordable housing.  Prior to that time, she was an Executive Vice President responsible for retail banking at Citizens Financial Group.

Attributes / Skills of Directors

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively, the Nominating Committee and the Board of Directors focused primarily on the information included in each of the directors’ individual biographies set forth above. The Nominating Committee and the Board of Directors do not have a diversity policy.  In identifying nominees for directors, however, consideration is given to the diversity of professional experience, education and backgrounds among the directors so that a variety of points of view are represented in Board discussions and deliberations concerning the Company’s business.

The particular experience, qualifications, attributes or skills that led the Board of Directors to conclude that each person could serve as a director of the Company are summarized below.

•                  Mr. Chapin is a valuable resource in evaluating and monitoring the risks associated with real estate lending, the Company’s most significant area of activity, due to his extensive knowledge of and experience in the real estate market in which the Company originates commercial and residential mortgage loans.

•                  As a long-time bank consultant and chief executive officer of five banks, Mr. Doyle provides the Board of Directors with a perspective on the Company’s challenges and opportunities.

•                  Mr. Hackett helps the Board of Directors to satisfy its oversight responsibilities as a result of his long-time service as a member of the Board of Directors of another financial institution that the Company acquired several years ago.

•                  Mr. Hall provides valuable insight concerning the Company’s commercial real estate lending activities due to his considerable experience in real estate investment, development and management.

•                  Mr. Hollister provides the Board of Directors great perspective on the Company’s activities as a result of his experience as (a) the chief operating officer and chief financial officer of a Fortune 500 company, (b) the chief executive officer of a large financial institution and (c) his leadership roles on the boards of several other organizations.

•                  As the President and Senior Loan Officer of the Bank for many years, Mr. Peck provides the Board of Directors with considerable knowledge about the Company’s activities.

•                  Mr. Perrault provides the Board of Directors with broad perspective on the Company’s strategies, challenges and opportunities as a result of his role as the Chief Executive Officer of the Company and his long-time successful experience as the chief executive officer of a much larger commercial bank.

•                  Mr. Slotnik provides valuable insight concerning the Company’s activities based on his long-time service as an independent director of the Company and his prior experience as the managing partner of a brokerage and investment firm.

•                  Ms. Vaule provides the Board of Directors with perspective on developments in the principal community in which the Company conducts its business as a result of her involvement in various not-for-profit organizations.

•                  As a manager and owner of several businesses, Mr. Wilde provides the Board of Directors with considerable knowledge concerning the risks associated with lending to commercial companies and small businesses.

Board Independence, Leadership Structure and Risk Oversight

The Board of Directors has determined that, except as to Messrs. Peck and Perrault, each member of the Board of Directors is an “independent director” within the meaning of the Nasdaq corporate governance listing standards.  Mr. Perrault is not considered independent because he is the chief executive officer of the Company; Mr. Peck is not considered independent because he is a former executive officer of the Company.

The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. The Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board of Directors.

To assure effective independent oversight, in April 2007, the Board of Directors designated Mr. Slotnik as the lead independent director of the Board. In April 2010, Mr. Slotnik was designated Acting Chairman of the Board.  Mr. Slotnik chairs the portion of meetings when the independent directors of the Board convene in executive session. Executive sessions are held by the independent directors at least twice each year. The annual performance evaluation of the Chief Executive Officer is performed by the Executive Committee of the Board, which is comprised entirely of independent directors.

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews reports from members of senior management on areas of material risk to the Company, including credit, financial, operational, liquidity, legal and regulatory risks. In reviewing the reports, the full Board, or the appropriate Committee in the case of risks that are under the purview of a particular Committee, discuss with the members of senior management responsible for the areas covered by the reports how risks have been identified and what strategies and procedures have been put in place to mitigate risks. When a Committee receives a report, the Chairman of the relevant Committee communicates the results of the report review to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Risks Associated with Compensation Policies and Practices

We believe that risks arising from our compensation policies and practices for employees are not reasonably likely to have a material adverse effect on the Company. This conclusion was reached based on the following factors:

•                  The compensation mix is not overly weighted toward annual incentives. Employees who are not officers do not participate in the performance-based cash incentive plan.

•                  The Company is not engaged in higher risk activities such as trading and involvement in derivative instruments.

•                  Loan originations and investment purchases, which represent the higher risk activities of the Company, must be in compliance with policies established by the Board of Directors and are subject to procedures that monitor compliance with the policies.

•                  No significant portion of the Company’s earnings is derived from one particular type of activity.

•                  The thresholds that have to be met for payment of performance-based cash incentives are reviewed and approved annually by the Executive Committee. The thresholds are considered to be reasonable. The Committee also has the authority to increase or deny payments that otherwise would be called for by the performance-based cash incentive plan.

•                  Compliance and ethical behaviors are integral factors in all performance assessments. All officers, directors and employees of the Company must attest annually as to their compliance with the Company’s Code of Business Conduct and Ethics.

In 2010, the Company engaged an independent compensation consultant, BDO USA, to provide advice and recommendations regarding compensation matters.

Ownership Reports by Officers and Directors

The Common Stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock.  SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4 or 5 on a timely basis.  All of the Company’s officers and directors filed these reports on a timely basis in 2010 except for the reporting on March 29, 2010 of 5,000 stock options awarded to Mr. Wilde on March 24, 2010 and the reporting on November 2, 2010 of 2,000 shares of the Company’s Common Stock purchased by Mr. Fanger on October 21, 2010.

Meetings and Committees of the Board of Directors

The business of the Boards of Directors of the Company and the Bank is conducted through meetings and activities of the Boards and their committees.  The Board of the Company had the following committees in 2010:  Executive Committee and Audit Committee.  The Executive Committee operates as the Compensation Committee of the Board of Directors (the “Compensation Committee”) and the Nominating Committee of the Board of Directors (the “Nominating Committee”).

During the year ended December 31, 2010, the Board of Directors of the Company held 14 meetings and the Board of Directors of the Bank held 11 meetings.  During the year ended December 31, 2010, no director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which such director served.

In 2010, the Executive Committee consisted of directors Chapin, Hall, Slotnik (Chairman) and Wilde.  The Committee met 10 times during the year ended December 31, 2010 to exercise general control and supervision of all matters pertaining to the interests of the Company and the Bank, subject at all times to the direction of the Board of Directors.

The Compensation Committee reviews the performance of the Chief Executive Officer annually and approves his compensation.  It also reviews the parameters that must be met for bonuses to be paid to executive officers and approves the actual amounts of bonuses paid. Each member of the Compensation Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Committee met three times during the year ended December 31, 2010.  The report of the Compensation Committee is included elsewhere in this Proxy Statement.

The Executive Committee reviews and approves all loan requests over $2,000,000.  It also reviews the status of the loan portfolio and non-performing assets, the classification of loans, the adequacy of the allowance for loan losses and the valuation of non-performing assets.

Director Attendance at Annual Meetings

The Board of Directors encourages each director to attend annual meetings of stockholders.  All then-current directors of the Company attended the 2010 annual meeting of stockholders.

The Nominating Committee

In 2010, the Nominating Committee of the Company and the Bank consisted of directors Chapin, Hall, Slotnik and Wilde.  Each member of the Nominating Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Company’s Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.brooklinebank.com. The Committee did not meet during the year ended December 31, 2010.

The functions of the Nominating Committee include the following:

•                  to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•                  to review and monitor compliance with the requirements for board independence; and

•                  to review the committee structure and make recommendations to the Board regarding committee membership.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members.  In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.  The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•                  has personal and professional ethics and integrity and whose values are compatible with the Company’s;

•                  has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•                  is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•                  is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•                  is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•                  has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Stockholders

The Nominating Committee has adopted procedures for the submission of director nominees by stockholders.  If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company’s stockholders.  Stockholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary, at 160 Washington Street, Brookline, Massachusetts 02445.  The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•                  the name and address of the stockholder as he or she appears on the Company’s books and the number of shares of the Company’s Common Stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•                  the name, address and contact information for the candidate and the number of shares of Common Stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•                  a statement of the candidate’s business and educational experience;

•                  such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•                  a statement detailing any relationship between the candidate and the Company;

•                  a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•                  detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•                  a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Other Matters and Advance Notice Procedures.”

Stockholder Communications with the Board

A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual Director can write to the Corporate Secretary of the Company, at 160 Washington Street, Brookline, Massachusetts 02445, Attention:  Board Administration.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

•                  forward the communication to the Director or Directors to whom it is addressed;

•                  attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

•                  not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors.

Code of Ethics

The Company has adopted a Code of Ethics that the Company’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer must adhere to.  In addition, the Company has adopted a Code of Business Conduct and Ethics that is applicable to the officers, directors and employees of the Company.  The Code of Ethics is available on the Company’s website at www.brooklinebank.com.  Amendments to and waivers from the Code of Ethics are also disclosed on the Company’s website.

The Audit Committee

In 2010, the Audit Committee of the Company and the Bank consisted of directors Doyle, Hackett, Hollister (Chairman) and Vaule.  Each member of the Audit Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3.  The Board of Directors has determined that each of Mr. Hollister and Mr. Doyle qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.  Mr. Hollister qualifies primarily through:

•                                          his experience as the Chief Financial Officer of Global Partners, LP, a Fortune 500 company listed on the New York Stock Exchange, since July 2006;

•                                          his educational background which includes an MBA from Boston University;

•                                          his training in financial statement analysis while at a major commercial bank (the former Bank of Boston); and

•                                          his experience as the Chief Executive Officer of two significant banking units of Citizens Financial Group.

Mr. Doyle qualifies primarily through:

•                  his experience as a certified public accountant and partner at KPMG LLP for 22 years;

•                  his educational background which includes an MBA from the Amos Tuck School of Business Administration at Dartmouth College; and

•                  his experience as a bank consultant and as serving as the President and Chief Executive Officer of five community banks.

The Committee reviews the contents of and conclusions in audit reports prepared by the internal auditor and the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit policy, the internal audit function and the plan of audit coverage, and reviews with management and the Company’s independent registered public accounting firm the Company’s financial statements and internal controls.  The Audit Committee of the Company met five times during the year ended December 31, 2010.   The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Company, the current version of which is available at the Company’s website at www.brooklinebank.com.

Audit Committee Report

In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•                  reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the year ended December 31, 2010 and the audit of the effectiveness of internal control over financial reporting;

•                  discussed with the independent registered public accounting firm of the Company the matters required to be discussed by relevant professional standards adopted by the Public Company Accounting Oversight Board; and

•                  received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committee Concerning Independence, and has discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements and management’s report on internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.  In addition, the Audit Committee recommended that the Board of Directors appoint KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

John J. Doyle, Jr.

John A. Hackett

Thomas J. Hollister

Rosamond B. Vaule

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee has reviewed and discussed the section entitled “Compensation Discussion and Analysis” with management of the Company.  Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Compensation Committee:

David C. Chapin

John L. Hall, II

Joseph J. Slotnik

Peter O. Wilde

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

The Compensation Committee believes that the most effective executive compensation program is one that is designed to accomplish the following objectives:

•                  Make available a range of compensation elements that can be utilized to attract and retain executives with the talent needed to achieve the Company’s performance goals and to remain competitive relative to the compensation paid to executives with similar responsibilities at similarly-sized financial institutions;

•                  Align the interests of executive officers with the interests of the Company’s stockholders; and

•                  Motivate executives by having part of their overall compensation based on pre-determined performance goals.

To accomplish these objectives, the Committee believes that executive compensation programs should include salary, performance-based cash incentives, equity compensation and a menu of benefit programs typically offered in the market place.

The Committee does not have a written charter.

Role of Executive Officers in Compensation Decisions

The Compensation Committee approves the compensation paid to the Chief Executive Officer, the Chief Financial Officer and the “Other Named Executive Officers” of the Company as referred to in this Proxy Statement.  The performance of the Chief Executive Officer is reviewed annually by the Committee. The Chief Executive Officer presents annually to the Committee his assessment of the performance of the Chief Financial Officer and the “Other Named Executive Officers” of the Company and his recommendations for their salary adjustments and performance awards. The Committee exercises its discretion in determining the levels of compensation to be paid to those executives.

The Compensation Committee approves equity compensation awards to all officers of the Company. The Committee has given the Chief Executive Officer the authority to determine the non-equity compensation of all officers of the Company other than those officers mentioned in the preceding paragraph.

Performance evaluations are generally measured on criteria applicable to the Company as a whole and to specific responsibilities of each executive. Criteria considered include earnings, return on equity, return on assets, asset quality, capital management, risk management, franchise expansion, corporate governance, expertise and general management skills, and each executive’s contribution to the successful operation of the Company. These criteria are evaluated not only on current year performance but also on the trend of performance over the past few years and within the context of the unusual operating and performance issues inherent in the management of a highly capitalized, converted financial institution. Also taken into consideration are factors outside of the control of management such as the state of the economy, the interest rate environment, regulatory mandates and competition.

Compensation Elements

Compensation paid to or earned by our executive officers in 2010 consisted primarily of salary, performance-based cash incentives and Common Stock and stock option awards. Our executive officers are eligible to participate in benefit programs generally available to employees such as the Employee Stock Ownership Plan, the 401(k) defined contribution plan, medical, dental and vision benefits, group term life insurance and postretirement medical benefits.

A description of each compensation element and how the amount to be paid or awarded is determined is presented below.

Salary

The salary of executive officers and other members of senior management is reviewed annually. Changes in salary are based on an evaluation of each individual’s responsibilities, skills, experience and performance, and on a comparison to salaries paid to individuals performing comparable duties at similarly-sized financial institutions. Performance takes into consideration each individual’s contribution in the achievement of business and profitability goals.

Non-Equity Incentive Compensation

Executive officers and certain other officers are eligible to receive annual cash incentive payments based on achievement of a pre-determined business plan approved by the Compensation Committee and the assessment of the Chief Executive Officer as to the overall performance of such officers.  A discussion of incentive payments to individuals who are referred to in this Proxy Statement as “Named Executive Officers” is presented after the “Plan-Based Awards” table which follows.

Stock Awards and Stock Option Grants

In 2010, 7,470 shares of Common Stock and 52,333 stock options were granted to the Chief Executive Officer in accordance with the terms of his employment agreement. In addition, shares of Common Stock were awarded to executives referred to as “Named Executive Officers” in this Proxy Statement as follows:  6,000 shares to Mr. Peck and 5,000 shares each to Mr. Bechet, Mr. Rose and Ms. Wolchonok.  The awards were made in recognition of performance of their specific responsibilities and the overall performance of the Company.

In 2009, no shares of Common Stock were awarded or stock options granted to the Named Executive Officers, except for 8,889 shares of Common Stock and 72,512 stock options granted to the Chief Executive Officer upon his employment on March 16, 2009 and for reload options granted to other Named Executive Officers in connection with their exercise of stock options through the tendering of previously acquired shares of Common Stock. A reload option represents an additional option to acquire the same number of shares of Common Stock as is used to pay for the exercise of the original option. A reload option is subject to all of the same terms and conditions as the original option except that (i) the exercise price of the shares of Common Stock subject to the reload option is determined at the time the original option is exercised and (ii) such reload option conforms to all provisions of the related stock option plan at the time the original option is exercised.

The Chief Financial Officer and the Executive Vice President of the Company were awarded shares of Common Stock and granted stock options in 1999 and 2003. In 2009, in connection with the exercise of stock options through the tendering of previously acquired shares of Common Stock, the following reload options were granted: 22,473 to the Chief Financial Officer and 248,516 to the Executive Vice President of the Company. In 2009, Mr. Fanger, who joined the Company in 2006, and Ms. Wolchonok were not awarded any shares of Common Stock or granted any stock options.  In 2009, Mr. Rose was awarded 25,000 stock options at the time of his employment by the Company.

The Company converted from a mutual to a stock form of organization and sold 47% of the Company’s shares in an Offering that occurred in 1998. Shares owned by the Company’s mutual holding company parent were sold in an Offering that occurred in 2002. Subsequent to the completion of these Offerings, the stockholders approved in 1999 a recognition and retention plan (“1999 RRP”) and a stock option plan (“1999 Option Plan”) and, in 2003, another recognition and retention plan (“2003 RRP”) and a stock option plan (“2003 Option Plan”).  The 1999 RRP and the 1999 Option Plan were terminated on April 19, 2009.

The purpose of the Company’s recognition and retention plan is to have a method to recognize prior service and to provide current and prospective directors, officers and employees with an ownership interest in the Company that will encourage the retention and recruitment of those individuals on whom the success of the Company most depends. The purpose of the Company’s Option Plan is to enable the granting of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the retention and recruitment of those individuals.

Supplemental Retirement Income Agreement

In 1991, the Company entered into a non-qualified supplemental retirement income agreement for the benefit of the Executive Vice President of the Company. The agreement was amended in 2006 and 2008.  A description of the amendments and a summary of the benefits payable under the agreement is described under “Pension Benefits”.

Other Benefits

The Company provides a range of other benefits to its officers and employees. The benefits include medical, dental, vision, disability and life insurance coverage, a 401(k) defined contribution plan and an Employee Stock Ownership Plan. The executives referred to as “Named Executive Officers” in this Proxy Statement participate in these benefits.  A description of the features of these benefits is presented below.

Medical, Dental, Vision, Life, Disability and Other Similar Employee Benefit Plans.  The Company provides eligible employees with group life, accidental death and dismemberment, and long-term disability coverage.  For its eligible employees, the Company pays 80% of the monthly premiums for group health coverage and 50% of the monthly premiums for individual and family dental and vision coverage.

The Company pays 100% of the monthly premiums for group life and group accident insurance coverage for all full-time employees after the employee has completed three months of service.  The Company also sponsors a flexible benefits plan under which employees can pay their ratable share of health insurance premiums on a pre-tax basis, a medical expense reimbursement plan under which employees can defer part of their salary on a pre-tax basis to cover the costs of certain medical expenses not reimbursed through insurance or otherwise, a dependent care plan under which employees can defer part of their salary on a pre-tax basis to cover qualified dependent care expenses, and a transportation plan under which employees can defer part of their salary on a pre-tax basis for qualifed parking and transportation expenses.

Postretirement Medical Benefit Plan.  The Company sponsors a plan that enables individuals who were employees of the Bank at December 31, 2003 and who had a minimum number of years of service with the Bank at that date to obtain postretirement medical benefits.  Upon retirement, the Company will pay part of the annual premium for medical coverage up to a maximum limit of 50%.

401(k) Plan.  The Company maintains a 401(k) plan which is a qualified, tax-exempt profit sharing plan with a salary deferral feature under Section 401(k) of the Code (the “401(k) Plan”).  All employees who have attained age 21 are eligible to participate.

Under the 401(k) Plan, participants are permitted to make salary reduction contributions equal to the lesser of 75% of compensation or a maximum limit which is indexed annually ($16,500 in 2010).  Those plan participants who are age 50 or older are permitted to make salary reduction contributions equal to the lesser of 75% of compensation or a maximum limit which is indexed annually ($22,000 in 2010).

Under the 401(k) Plan, the Company provides an annual contribution equal to 5% of each participant’s compensation up to a maximum limit which is indexed annually ($245,000 in 2010).  In order to be fully vested in the Company’s annual contribution, a participant must complete three years of service with the Company in which he or she works 1,000 hours or more.  The plan permits employees to direct the investment of their own accounts into various investment options.

Employee Stock Ownership Plan.  The Company has an Employee Stock Ownership Plan (the “ESOP”).  Employees with at least one year of employment in which they work 1,000 hours or more with the Company and who have attained age 21 are eligible to participate.  Shares of the Company’s Common Stock purchased by the ESOP are held in a suspense account for allocation among participants.

Shares of Common Stock released from the suspense account are allocated among ESOP participants on the basis of compensation in the year of allocation.  Benefits generally vest over a seven-year period.  Benefits generally vest at the rate of 20% per year beginning in the third year of service until a participant is 100% vested after seven years or upon normal retirement (as defined in the ESOP), disability or death of the participant or a change in control (as defined in the ESOP).  A participant who terminates employment for reasons other than death, retirement or disability prior to seven years of credited service forfeits the nonvested portion of his or her benefits under the ESOP.  Benefits are payable in the form of Common Stock of the Company and cash upon death, retirement, early retirement, disability or separation from service.

Any amendments to the ESOP are approved by the Bank’s Board of Directors.  The ESOP is administered by a committee comprised of the Chief Executive Officer, the Chief Financial Officer and another officer of the Bank.  The ESOP committee has appointed an independent financial institution to serve as trustee of the ESOP.  The ESOP committee may instruct the trustee regarding investment of funds contributed to the ESOP.  The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees.  Under the ESOP, nondirected shares and shares held in the suspense account are voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

Deferred Compensation Plan. In September 2010, the Board of Directors approved a deferred compensation plan to become effective January 1, 2011. Eligible participants include the members of the Board of Directors, executive officers who serve on the Management Committee of the Company and other “Named Executive Officers” as referred to in this Proxy Statement.

Directors may elect to defer from 25% to 100% of their annual retainer and fees for service on the Board of Directors of the Company and eligible executive officers may elect to defer from 5% to 100% of their annual base salary and/or cash incentive payment. Amounts deferred earn interest credited at the end of each month based on the Company’s average annual yield on earning assets for the previous calendar quarter, converted to a monthly equivalent yield.

Executive Compensation

The following table sets forth for the year ended December 31, 2010 certain information as to the total remuneration paid to or earned by the Chief Executive Officer, Mr. Perrault, who commenced serving as the Chief Executive Officer effective April 16, 2009, the Chief Financial Officer, Mr. Bechet, and the three most highly compensated executive officers of the Company other than Messrs. Perrault and Bechet, and Mr. Peck who retired as an executive officer and as an employee of the Company and the Bank effective December 23, 2010.  We refer to these executive officers in this Proxy Statement as the “Named Executive Officers”.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary	Bonus	Stock awards	Option awards	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation earnings	All other compensation(2) (3)	Total

Paul A. Perrault(1)	2010	$600,000	$—	$80,000	$120,000	$210,000	$—	$47,940	$1,057,940
President, Chief Executive Officer and Director	2009	475,000	—	80,000	120,000	142,500	—	40,678	858,178

Paul R. Bechet	2010	255,000	—	48,100	—	76,500	—	44,141	423,741
Senior Vice President, Chief Financial Officer and Treasurer	2009	255,000	—	—	2,629	88,750	—	76,984	423,363
	2008	242,500	—	—	—	85,625	—	137,022	465,147

Charles H. Peck	2010	261,000	—	60,720	—	78,300	—	54,471	454,491
Executive Vice President and Director	2009	261,000	—	—	47,546	65,250	74,517	110,499	558,812
	2008	252,500	—	—	36,800	45,513	56,167	209,484	600,464

Michael J. Fanger	2010	292,005	—	—	—	200,000	—	46,461	538,466
President, Chief Executive Officer and Director of Eastern Funding LLC	2009	283,500	—	—	—	80,808	—	45,649	409,957
	2008	275,500	—	—	—	33,550	—	59,657	368,707

M. Robert Rose(2)	2010	242,500	—	48,100	—	72,750	—	13,122	376,472
Chief Credit Officer	2009	93,269	25,000	—	78,108	25,269	—	5,913	227,559

Jane M. Wolchonok	2010	220,000	—	48,100	—	66,000	—	40,847	374,947
Senior Vice President	2009	220,000	—	—	—	55,000	—	39,870	314,870
	2008	210,000	—	—	—	49,500	—	31,415	290,915

(1) Mr. Perrault joined the Company on March 16, 2009.  On an annualized basis, Mr. Perrault’s salary in 2009 was $600,000.

(2) Mr. Rose joined the Company on August 3, 2009.  On an annualized basis, Mr. Rose’s salary in 2009 was $242,500.

(3) All other compensation is comprised of the following elements:

For the year ended December 31, 2010:

	Perrault	Bechet	Peck	Fanger	Rose	Wolchonok

Employee stock ownership plan	$11,530	$11,530	$11,530	$11,530	$—	$11,530
401(k) defined contribution plan	12,250	12,250	12,250	12,250	12,250	12,250
Dividends on unvested stock	2,660	425	510	—	425	425
Medical, dental and vision insurance premiums	19,177	13,078	19,056	9,772	—	13,078
Group term life insurance premiums	2,323	6,858	11,125	2,909	447	3,564
Car allowance	—	—	—	10,000	—	—
	$47,940	$44,141	$54,471	$46,461	$13,122	$40,847

(3) The value of perquisites received by Messrs. Perrault, Bechet, Peck, Rose and Wolchonok is not presented in the table as the aggregate value of such perquisites in 2010 was less than $10,000 for each officer.

In 2010, the annual base salaries paid to Mr. Perrault, Mr. Bechet, Mr. Peck, Mr. Rose and Ms. Wolchonok were set at the same annualized amounts paid to them in 2009 ($600,000, $255,000, $261,000, $242,500 and $220,000, respectively).  Instead of salary increases, the maximum cash incentive payments that they could earn for the year ended December 31, 2010, expressed as a percent of base salary, were increased as follows:  Mr. Perrault from 30% to 35% and Mr. Bechet, Mr. Peck, Mr. Rose and Ms. Wolchonok from 25% to 30%.  The amount paid to Mr. Perrault is determined by the Compensation Committee.  Of the amounts to be paid to Mr. Bechet, Mr. Peck, Mr. Rose and Ms. Wolchonok, 80% is based on the achievement of planned net income and 20% at the discretion of Mr. Perrault.  Mr. Perrault set the salary for Mr. Fanger.  Mr. Fanger received an increase of $8,505 (3.0%) in 2010 in recognition of the operating asset quality performance of Eastern.  Mr. Rose received a cash bonus of $25,000 in 2009 at the time of his employment by the Company.

The amounts shown above in the columns “Stock awards” and “Option awards” represent the aggregate grant date fair value of the stock and option awards granted in 2010, 2009 and 2008.  Common Stock and options were awarded to Mr. Perrault in 2010 and 2009 in connection with his employment agreement. The Common Stock awarded in 2010 to Mr. Peck, Mr. Bechet, Mr. Rose and Ms. Wolchonok was in recognition of performance of their specific responsibilities and the overall performance of the Company.  The options awarded to Mr. Bechet and Mr. Peck in 2009 and 2008 were reload options resulting from their exercise of other options by tendering shares of Common Stock owned by them.  Options were awarded to Mr. Rose in connection with his employment by the Company.  See note 12 to the Company’s consolidated financial statements as of and for the year ended December 31, 2010 for additional information about stock and option awards.

The non-equity incentive compensation shown in the above table represents the amounts earned based on the actual level of achievement of the benchmarks established. The amounts earned for the year ended December 31, 2010 were paid in 2011. The amounts earned expressed as a percent of 2010 salary were as follows: Mr. Perrault — 35.0%; Mr. Bechet — 30.0%; Mr. Peck — 30.0%; Mr. Fanger — 68.5%; Mr. Rose — 30.0% and Ms. Wolchonok — 30.0%.  See the table and narrative under “Plan-Based Awards” for further information about non-equity incentive compensation.

The amounts shown in the eighth column in the above table represent the changes in the actuarial present value of Mr. Peck’s accumulated benefits under his supplemental retirement income agreement as measured at the end of each year.  See the narrative presented after the table “Pension Benefits” for more information about Mr. Peck’s supplemental retirement agreement.

Included in other compensation are dividends paid on unvested shares of Common Stock. The holders of awarded unvested Common Stock are entitled to receive for each share held an amount equal to the per share amount of dividends paid to stockholders of the Company.

Included in other compensation in 2009 and 2008 for Mr. Bechet and Mr. Peck were dividend equivalent rights.  Mr. Bechet received $33,370 in 2009 and $78,476 in 2008 and Mr. Peck received $61,242 in 2009 and $142,959 in 2008.  The amounts paid were determined by multiplying the number of vested unexercised stock options held by each executive times the dividend equivalent right per option calculated in accordance with the terms and conditions outlined in the Company’s stock option plans.

Plan-Based Awards

The following table sets forth for the year ended December 31, 2010 certain information as to non-equity incentive plan compensation for the Named Executive Officers.  There were no grants of plan-based equity incentive awards to the Named Executive Officers during the year ended December 31, 2010.

			Possible payments under non-equity incentive plans
Name	Date of plan approval		Threshold		Target(2)	Maximum(3)

Paul A. Perrault	March 17, 2010			(1)	$210,000	$210,000

Paul R. Bechet	March 17, 2010			(1)	76,500	76,500

Charles H. Peck	March 17, 2010			(1)	78,300	78,300

Michael J. Fanger	April 13, 2006	(4)		(5)	170,434		(5)

M. Robert Rose	March 17, 2010			(1)	72,750	72,750

Jane M. Wolchonok	March 17, 2010			(1)	66,000	66,000

(1)          Threshold refers to the amount that would be paid if actual performance only met the minimum level set in the plan to be eligible for a cash incentive payment.  No minimum level was established.

(2)        Target refers to the amount that would be paid if the specified performance targets were achieved.

(3)        Maximum refers to the maximum payment possible under the plan.

(4)          Represents the effective date of the contractual arrangement with Mr. Fanger approved by the Board of Directors of the Bank in connection with the acquisition of a controlling interest in Eastern.

(5)          The threshold and maximum are not specified amounts.  The maximum that can be earned by Mr. Fanger is 50% of an incentive pool, the total of which is determined by a formula described in the fourth paragraph following this table.

The Company has a short-term incentive plan to provide a cash benefit beyond base salary to certain executive officers and other officers for the attainment of planned net income and other business goals. The planned net income benchmark is reviewed and approved by the Compensation Committee. The financial and business goals of the other officers included in the plan are set by the Chief Executive Officer. All bonus payments under the plan are approved by the Compensation Committee. The Compensation Committee has the right to amend the plan at any time and to increase or deny payments that otherwise would be called for by the plan.

The maximum cash incentive payment that could be earned for the year ended December 31, 2010 was an amount equal to 35% of base salary in the case of Mr. Perrault and 30% of base salary in the case of Mr. Bechet, Mr. Peck, Mr. Rose and Ms. Wolchonok.  The cash incentive payment to Mr. Perrault is determined by the Compensation Committee based on their assessment of the overall performance of Mr. Perrault and the Company.  Of the cash incentive payments to Mr. Bechet, Mr. Peck, Mr. Rose and Ms. Wolchonok, 80% is based on the extent of achievement of planned net income and 20% is at the discretion of Mr. Perrault based on his assessment of the performance of each of those individuals.

Mr. Perrault, Mr. Bechet, Mr. Peck, Mr. Rose and Ms. Wolchonok received the maximum cash payment that could be earned for the year ended December 31, 2010 based on the Company’s achievement of planned net income and the performance assessment of Mr. Perrault by the Compensation Committee and the performance assessment of Mr. Bechet, Mr. Peck, Mr. Rose and Ms. Wolchonok by Mr. Perrault.

Mr. Fanger and two other officers of Eastern are entitled to receive annual cash incentive payments based on the profitability of Eastern expressed as a return on equity and the average level of Eastern’s loans delinquent over 30 days. The total cash incentive pool available for payment is determined from calculations relating to the layering of pre-tax income. The portion of pre-tax income to be included in the cash incentive pool increases as the rate of return on equity increases. The maximum portion of pre-tax income that could have been included in the cash incentive pool was 15% of the excess of pre-tax income over a pre-determined pre-tax rate of return on equity; no ceiling existed as to how high the resulting amount for inclusion in the investment pool could be. If the pre-tax rate of return on equity fell below a pre-determined rate, no amount would be placed in the incentive pool. The total cash incentive pool was subject to reduction if the current year average of month end percentages of loans delinquent over 30 days exceeded the average of month end percentages of loans delinquent over 30 days during the three years prior to the current year. The rate of reduction increases as the rate of loans delinquent over 30 days increases. No more than 50% of the incentive pool can be awarded to Mr. Fanger. The percent awarded to Mr. Fanger was 40.1% of the incentive pool and was approved by the Compensation Committee. The percent awarded to Mr. Fanger took into consideration the improvement in Eastern’s operating results and the trends in its loan delinquencies and problem loans during 2010. Allocation of the remainder of the incentive pool was to the two other officers who participate in the incentive pool. Such allocations were subject to the approval of a committee comprised of Mr. Fanger, Mr. Perrault and Mr. Rose.

Outstanding Equity Awards at Year End

The following table sets forth information as of December 31, 2010 with respect to outstanding equity awards to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable(1)	Equity incentive plan awards: number of securities underlying unexercised earned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested(1)(2)	Market value of shares or units of stock that have not vested(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested

Paul A. Perrault	72,512	—	—	$9.00	03/16/19
	26,167	26,166	—	10.71	03/16/20	7,470	$81,050	—	—

Paul R. Bechet	115,000	—	—	15.02	12/19/13	5,000	54,250	—	—

Charles H. Peck	175,000	—	—	15.02	12/19/13	6,000	65,100	—	—

M. Robert Rose	12,500	—	—	11.84	08/03/19
	12,500	—	—	11.84	08/03/20	5,000	54,250	—	—

Michael J. Fanger	—	—	—	—	—	—	—	—	—

Jane M. Wolchonok	—	—	—	—	—	5,000	54,250	—	—

(1)  Mr. Perrault’s unvested stock options and unvested shares at December 31, 2010 vested on March 16, 2011.

(2)  Mr. Bechet’s, Mr. Rose’s and Ms. Wolchonok’s unvested shares vest on August 4, 2012 and Mr. Peck’s shares vest on October 6, 2012.

(3)  Based on market value per share of $10.85 at December 31, 2010.

Option Exercises and Stock Vested

The following table sets forth information with respect to stock options exercised and Common Stock that vested during the year ended December 31, 2010 for the Named Executive Officers.

OPTION EXERCISES AND STOCK VESTED FOR THE YEAR ENDED DECEMBER 31, 2010

	Option awards		Stock awards
Name	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting	Value realized on vesting(1)

Paul A. Perrault	—	—	8,889	$95,201

Paul R. Bechet	—	—	—	—

Charles H. Peck	—	—	—	—

Michael J. Fanger	—	—	—	—

M. Robert Rose	—	—	—	—

Jane M. Wolchonok	—	—	—	—

(1)             Calculated by multiplying the number of shares vested times the market price per share on the date of vesting.

Pension Benefits

The following table sets forth information with respect to pension benefits at and for the year ended December 31, 2010 for the Named Executive Officers.

PENSION BENEFITS AT AND FOR THE YEAR ENDED DECEMBER 31, 2010

Name	Plan name	Number of years credited service	Present value of accumulated benefit	Payments during last fiscal year

Paul A. Perrault	—	—	—	—

Paul R. Bechet	—	—	—	—

Charles H. Peck	Supplemental Retirement Income Agreement	—	$329,327	$1,041,142

Michael J. Fanger	—	—	—	—

M. Robert Rose	—	—	—	—

Jane M. Wolchonok	—	—	—	—

Many years ago, the Bank entered into a non-qualified supplemental income agreement (the “Agreement”) with Mr. Peck. The Agreement provides retirement benefits equal to the sum of 70% of Mr. Peck’s average compensation reduced by the actuarial equivalent benefit of any distribution Mr. Peck, his beneficiary or estate is entitled to receive from prior and existing Bank qualified retirement plans and from one-half of his Social Security benefits.

Average compensation is defined as the average of the compensation received by Mr. Peck in the three calendar years in the ten calendar year period prior to his retirement which produces the highest rate of compensation.  On December 21, 2006, an amendment, which became effective in January 2007, was made to the Agreement to clarify that the annual “compensation” on which the retirement benefit is based includes Mr. Peck’s annual salary plus non-equity incentive bonus, but excludes all except $10,000 of other items that may be considered compensation for purposes of federal income taxes.

Retirement benefits under the Agreement are generally payable to Mr. Peck or his beneficiary as a monthly benefit or, at the election of the Bank, as a lump sum benefit. The monthly benefits continue until the later of Mr. Peck’s death or 15 years from Mr. Peck’s retirement. All obligations are payable from the general assets of the Bank.

On January 17, 2008, the Board of Directors approved a recommendation submitted by the Compensation Committee to amend the Agreement and allow Mr. Peck to elect to receive a lump sum payment upon his retirement. The lump sum payment to Mr. Peck was not to exceed $1,370,469.

On December 18, 2008, the Board of Directors entered into amendments to the existing supplemental retirement income agreement (the “Original Agreement”) with Mr. Peck to freeze the earned and vested benefits thereunder as of December 31, 2004 to ensure that the agreement was exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

On December 18, 2008, the Board of Directors also entered into a new supplemental retirement income agreement with Mr. Peck, effective as of January 1, 2005, which terms were substantially similar to the terms of the Original Agreement (the “New Agreement”).  The New Agreement was adopted in order to comply with the requirements of Section 409A of the Code and to provide Mr. Peck the opportunity to earn benefits after December 31, 2004.  The New Agreement contains the same benefit formula as provided under the Original Agreement, except the amount of the benefit (i) is reduced by the amount of benefit payable under the Original Agreement and (ii) may not exceed the limits previously approved by the Board of Directors.  In addition, the New Agreement provides that Mr. Peck is entitled to a lump sum benefit as of the following events to occur: (x) a separation from service, (y) death or (z) a change in control; provided, however, that a payment may be delayed for six months if required under Section 409A of the Code.  All other terms of the New Agreement are materially consistent with the terms of the Original Agreement.

Mr. Peck retired in 2010 and received a total payment of $1,041,142 during that year.

The table below reflects the amount of compensation to each of the Named Executive Officers of the Company in the event of termination of each executive’s employment. The amount of compensation payable to each Named Executive Officer upon voluntary resignation, early retirement, normal retirement, involuntary not for cause termination, involuntary termination for cause, involuntary termination after a change in control, disability or death of the executive is shown below. The amounts shown assume that termination was as of December 31, 2010 and are based on amounts earned as of that date and estimates of amounts to be paid to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of the executive’s separation from the Company.

	Voluntary resignation	Early retirement (1) (2)	Normal retirement	Involuntary not for cause termination	Involuntary termination for cause	Involuntary termination after change in control	Disability (4)	Death (4)

Paul A. Perrault:
Employment agreement:
Cash severance	$—	$—	$—	$1,911,895	$—	$1,911,895	$465,000	$600,000
Medical, dental and vision premiums	—	—	—	31,335	—	31,335	—	19,177
Life insurance premiums	—	—	—	1,080	—	1,080	—	—
Stock awards (3)	—	—	—	—	—	81,050	81,050	81,050

Paul R. Bechet:
Change in control agreement:
Cash severance	—		—	—	—	341,500	—	—
Medical and dental premiums	—		—	—	—	14,535	—	—
Life insurance premiums	—		—	—	—	720	—	—
Stock awards (3)	—		—	—	—	54,250	54,250	54,250

Charles H. Peck(1):
Change in control agreement:
Cash severance	—		—	—	—	—	—	—
Medical and dental premiums	—		—	—	—	—	—	—
Life insurance premiums	—		—	—	—	—	—	—
Stock awards(3)	—		—	—	—	65,100	65,100	65,100

Michael J. Fanger:
Employment agreement:
Cash severance	—	—	—	—	—	890,271	—	—
Medical and dental premiums	—	—	—	—	—	22,460	—	—
Life insurance premiums	—	—	—	—	—	1,440	—	—

M. Robert Rose:
Change in control agreement:
Cash severance	—	—	—	—	—	325,250	—	—
Medical and dental premiums	—	—	—	—	—	14,535	—	—
Life insurance premiums	—	—	—	—	—	720	—	—
Stock awards(3)	—	—	—	—	—	54,250	54,250	54,250

Jane M. Wolchonok:
Change in control agreement:
Cash severance	—	—	—	—	—	570,000	—	—
Medical and dental premiums	—	—	—	—	—	29,070	—	—
Life insurance premiums	—	—	—	—	—	1,440	—	—
Stock awards(3)	—	—	—	—	—	54,250	54,250	54,250

(1)          Mr. Peck retired as an employee of the Company and the Bank effective December 23, 2010 (the “Retirement Date”).  Mr. Peck will continue to be a member of the Board of Directors and the Executive Committee of the Company and the Bank and will be a representative of the Board of Directors on the Loan Committee of the Bank. As of Mr. Peck’s Retirement Date, a 2004 Volvo S-8 automobile owned by the Bank was transferred to Mr. Peck at no cost to him, other than necessary local taxes and registration fees. For a one-year period beginning on the day following the Retirement Date, Mr. Peck will be available to consult with the Chief Executive Officer and other designated senior officers of the Company and the Bank as requested by such officers from time to time (the “Consulting Services”). It is anticipated that Mr. Peck will devote approximately four hours per week in the performance of the Consulting Services and, in consideration of such services, Mr. Peck will receive a monthly consulting fee of $4,000.

(2)          At December 31, 2010, the age of Mr. Bechet was beyond the normal age of retirement (65) and, therefore, no information is presented for him under the “Early retirement” column.

(3)          Shares of Common Stock awarded to Mr. Perrault, Mr. Bechet, Mr. Peck, Mr. Rose and Ms. Wolchonok that had not yet vested at December 31, 2010 would have vested upon involuntary termination after a change in control, disability or death.

(4)          In the event of disability or the death of a Named Executive Officer, in addition to the benefits shown under the columns “Disability” and “Death”, the Named Executive Officer would receive benefits under the Company’s disability plan or payments under the Company’s group term life insurance plan, as appropriate.

Employment Agreement with Paul A. Perrault. The Company and the Bank entered into an employment agreement with Mr. Perrault effective March 16, 2009, the date he became the Chairman and Chief Executive Officer of the Bank and President of the Company. On April 16, 2009, Mr. Perrault became Chief Executive Officer of the Company.

Upon the occurrence of an Event of Termination, as that term is defined in the employment agreement, Mr. Perrault (or his beneficiaries or estate in the event of his death subsequent to his termination of employment) would be entitled to receive an amount equal to the sum of (i) Mr. Perrault’s Base Salary, (ii) the highest Bonus awarded to him during the past three years and (iii) the highest Equity Consideration previously awarded to him in any year.

Upon the occurrence of a Change in Control, as that term is defined in the employment agreement, Mr. Perrault (or his beneficiaries or estate) would be entitled to receive an amount equal to three times the sum of items (i), (ii) and (iii) mentioned in the preceding paragraph.

Upon the occurrence of an Event of Termination or a Change in Control, life, medical, dental, vision and disability coverage substantially identical to the coverage maintained by the Company or the Bank shall continue to be made available to Mr. Perrault until the earlier to occur of (A) 18 months from the Date of Termination or a Change in Control, or (B) Mr. Perrault receives, in connection with subsequent employment with a third party, coverage substantially identical to the coverage maintained by the Company or the Bank.

Notwithstanding the preceding paragraphs, if the aggregate payments and benefits to be made to Mr. Perrault (the “Termination Benefits”) would be deemed to include an “excess Parachute payment” under Section 280G of the Internal Revenue Code (the “Code”), then the Termination Benefits would be reduced to an amount (the “non-Triggering Amount”), the value of which would be one dollar less than the total amount of payments permissible under Section 280G of the Code.

In the event that Mr. Perrault is unable to perform his duties on a full-time basis for a period of six consecutive months due to disability, the Company may terminate Mr. Perrault’s employment agreement, but will be obligated to pay him his Base Salary for the remaining term of his employment agreement, or one year, whichever is the longer period of time, provided that any amounts actually paid to Mr. Perrault pursuant to any disability insurance or other similar such program which the Company has provided or pursuant to any workman’s or social security disability program shall reduce the compensation to be paid to Mr. Perrault resulting from his disability.

In the event of death, Mr. Perrault’s estate, legal representatives or beneficiaries shall be paid his Base Salary for a period of one year from the date of his death and the Company will continue to provide medical, dental and other benefits normally provided to Mr. Perrault’s family for one year after his death.

During 2010, the Compensation Committee retained an independent compensation consultant, BDO USA, to assist the Committee in its efforts to review the competitiveness of the terms of Mr. Perrault’s employment agreement and develop recommendations for a successor to that agreement.  The Compensation Committee’s objectives were to ensure that Mr. Perrault has an employment agreement that is:  fully aligned with, and supportive of, the interests of the Company’s stockholders and its business objectives; provides superior compensation opportunities when the Company’s business performance objectives are achieved; while conforming to standards of good practice and fully compliant with all applicable regulatory requirements.

BDO assisted the Compensation Committee with the identification of a group of 22 banking organizations used as the basis of BDO’s analysis of employment terms and compensation offered to the Chief Executive Officer position.  In addition, BDO offered advice and assistance concerning pertinent requirements and guidelines from various regulatory and shareholder advocate organizations for the Committee to consider as terms for the new agreement.

Based on the Compensation Committee’s review and discussion of the BDO analysis, terms for a revised employment agreement were proposed.  Changes proposed for the successor employment agreement included the following:

•                       Term of the agreement — extend to 3 years with an automatic extension of 1 year on the anniversary of the execution of the successor agreement unless notice is provided sixty days prior to the anniversary date.

•                       Salary — increase the annual salary from $600,000 to $625,000.

•                       Annual incentive bonus — increase the maximum incentive award amount from 35% to 75% of salary based on the Compensation Committee’s evaluation of the Company’s performance with performance measures.  The performance measures are still under consideration by the Compensation Committee.

•                       Long-term incentive — replace the prior agreement’s provision for an annual grant of stock options and restricted stock with annual eligibility to be considered for grant of restricted stock of which 50% will vest ratably over a 3-year period with the balance vesting based on performance terms still to be finalized.  Dividends on restricted shares will be accrued, but not paid until their respective restricted shares actually vest.  For 2011, the grant will be valued at 70% of Mr. Perrault’s annual salary.

•                       Benefits — The Bank will continue to provide all benefits generally provided to regular full-time employees of the Company and the Bank at the same cost charged to those employees for such benefits.  The Company will continue to pay dues for up to two clubs in the Company’s market area to be used for business development purposes and will make available to Mr. Perrault a suitable car to be used for business purposes.

•                       Vacation — reduce from 6 weeks to 5 weeks per year.

•                       Claw back provisions — add a provision requiring repayment of any portion of compensation paid on the basis of restated financial reports and/or inaccurate or erroneous incentive calculations.

•                       Severance benefits — increase the coverage for an involuntary or “good reason” severance event from 18 to 24 months of all benefits coverage with health benefits to age 65; add to the change-of-control benefit the requirement of an involuntary or for “good reason” termination provision for payment of any severance benefit to create a “double-trigger” and maintain a limitation on the severance benefit at $100 less than the maximum award allowable under Section 280G of the Internal Revenue Code.  In the event of Mr. Perrault’s permanent disability or death, provide a severance benefit of one year salary and continuation of benefits.

•                       Non-compete provision — the non-compete covenant stays in effect so long as the severance benefit period is in effect with the exception of severance in a change-of-control event.

The new employment agreement between the Company and Mr. Perrault is expected to be signed in the near future.

Employment Agreements with Eastern Officers.  In connection with the acquisition of a controlling interest in Eastern, employment contracts were entered into on April 13, 2006 with Mr. Fanger and two other officers. Each of the agreements terminated on April 13, 2010.

Change in Control Agreements.  The Bank has entered into change in control agreements (the “Change in Control Agreements”) with 19 other officers of the Bank, including Mr. Perrault, Mr. Peck, Mr. Bechet, Mr. Rose and Ms. Wolchonok, which provide certain benefits in the event of a change in control of the Bank or the Company.

In addition, Eastern has entered into Change in Control Agreements with four officers, including Mr. Fanger, that provide certain benefits in the event of a change in control.  Each of the Change in Control Agreements is for a term of one year except for the Change in Control Agreements with Mr. Fanger and Ms. Wolchonok that are for a two-year term.  Commencing on each anniversary date, the Board of Directors may extend any Change in Control Agreement for an additional year.  The Change in Control Agreements enable the Bank to offer to designated officers certain protections against termination without cause in the event of a “change in control.” For these purposes, a “change in control” is defined generally to mean: (i) consummation of a plan of reorganization, merger or sale of substantially all of the assets of the Bank or the Company where the Bank or the Company is not the surviving entity; (ii) changes to the Board of Directors of the Bank or the Company whereby individuals who constitute the current Board cease to constitute a majority of the Board, subject to certain exceptions; (iii) a “change in control” as that term is defined in the Bank Holding Company Act; (iv) a transaction or occurrence whereby any person becomes the beneficial owner of 25% or more of the voting securities of the Company; and (v) a tender offer is made for 25% or more of the voting securities of the Company and 25% or more of the stockholders have tendered their shares.  These protections against termination without cause in the event of a change in control are frequently offered by other financial institutions, and the Bank may be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections.  Although the Change in Control Agreements may have the effect of making a takeover more expensive to an acquiror, the Bank believes that the benefits of enhancing the Bank’s ability to attract and retain qualified management persons by offering the Change in Control Agreements outweighs any disadvantage of such agreements.

Following a change in control of the Company or the Bank, an officer is entitled to a payment under the Change in Control Agreement if the officer’s employment is involuntarily terminated during the term of such agreement, other than for cause, as defined, or if the officer voluntarily terminates employment during the term of such agreement as the result of a demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits, or relocation of the officer’s principal place of employment by more than 30 miles from its location immediately prior to the change in control.  In the event that an officer who is a party to a Change in Control Agreement is entitled to receive payments pursuant to the Change in Control Agreement, the officer would receive a cash payment equal to the annual base salary paid to the officer and the cash incentive paid to the officer attributable to the preceding year, except for Mr. Fanger who would receive a cash payment equal to two times the sum of his current annual rate of base salary and the amount of his cash incentive payment attributable to the preceding year and Ms. Wolchonok who would receive a cash payment equal to two times the average of her annual base salary for the current and preceding year and the average of the cash incentives paid to her attributable to the two preceding years.  Taking into consideration salaries awarded for the year 2011 and cash incentives paid attributable to the year 2010, Mr. Perrault, Mr. Bechet, Mr. Fanger, Mr. Rose and Ms. Wolchonok would receive cash payments equal to $1,911,895, $341,500, $890,271, $325,250 and $570,000, respectively, and the remaining officers would receive cash payments of approximately $3,582,000 in the aggregate, pursuant to their Change in Control Agreements.  In addition to the cash severance payment, each covered officer (including Mr. Bechet, Mr. Fanger, Mr. Rose and Ms. Wolchonok) would receive life, health and dental coverage for a period of up to 12 months from the date of termination (18 months in the case of Mr. Perrault and 24 months in the case of Mr. Fanger and Ms. Wolchonok).  The total premiums for such coverage are estimated to be approximately $392,000.  Notwithstanding any provision to the contrary in the Change in Control Agreements, payments under the Change in Control Agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

Stock Benefit Plans

The Company has the following stock benefit plans:  the 2003 Stock Option Plan and the 2003 Recognition and Retention Plan.  Prior plans, the 1999 Stock Option Plan and the 1999 Recognition and Retention Plan, terminated on April 19, 2009. All of these plans were approved by the Company’s stockholders.  Awards have been made to directors, certain executive officers and employees of the Company and the Bank as determined by the Compensation Committee, which administers the plans.  Awards vest for the Company and the Bank in accordance with schedules determined by the Compensation Committee.  If a recipient ceases continuous service with the Company or the Bank due to normal retirement (except with respect to awards to individuals other than directors), death or disability, or following a change in control, shares subject to restrictions will vest immediately; in the event of cessation of continuous service for any other reason, unvested shares are forfeited and returned to the Company.

Recipients have the right to vote nonvested shares that have been awarded and receive dividends declared on such shares.

Pursuant to the 2003 Stock Option Plan, options to purchase common stock of the Company have been granted to directors, certain executive officers and employees of the Company and the Bank, as determined by the Compensation Committee which administers the plans.  The Compensation Committee also determines the period over which such awards vest and become exercisable.  The plan provides for awards in the form of stock options, reload options and dividend equivalent rights.  If an individual to whom a stock option was granted ceases to maintain continuous service by reason of normal retirement, death or disability, or following a change in control, all options granted and not fully exercisable become exercisable in full upon the happening of such an event and remain exercisable for a period ranging from three months to five years.

Set forth below is information as of December 31, 2010 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

Plan	Number of securities to be issued upon exercise of outstanding options and rights	Weighted average exercise price	Number of securities remaining available for issuance under plans

Equity compensation plans approved by stockholders	1,128,345	$14.08	$1,459,516	(1)

Equity compensation plans not approved by stockholders	—	—	—
Total	1,128,345	$14.08	1,459,516	(1)

(1)          Consists of 87,861 shares available for future issuance pursuant to the 2003 Recognition and Retention Plan and 1,371,655 shares underlying options available for future issuance pursuant to the 2003 Stock Option Plan.

Directors’ Compensation

The following table sets forth certain information as to the total remuneration paid to our directors other than Mr. Perrault and Mr. Peck for the year ended December 31, 2010.  No compensation was paid to Mr. Perrault or Mr. Peck for their services as a director.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2010

Name	Fees earned or paid in cash	Option awards (4)	Total

George C. Caner, Jr. (1)	$13,900	$—	$13,900
David C. Chapin	62,000	10,697	72,697
Richard P. Chapman, Jr. (2)	33,750	—	33,750
John J. Doyle, Jr.	57,750	10,697	68,447
John A. Hackett	54,750	10,697	65,447
John L. Hall, II	56,250	10,697	66,947
Thomas J. Hollister	62,750	10,697	73,447
Hollis W. Plimpton, Jr. (3)	27,750	10,697	38,447
Joseph J. Slotnik	79,500	10,697	90,197
Rosamond B. Vaule	54,250	10,697	64,947
Peter O. Wilde	62,750	10,697	73,447

(1)        Mr. Caner resigned from the Board of Directors on February 23, 2010.

(2)        Mr. Chapman resigned from the Board of Directors on February 17, 2010.

(3)        Mr. Plimpton retired from the Board of Directors effective April 21, 2010.

(4)          Except for Mr. Perrault and Mr. Peck, each director was awarded 5,000 stock options on March 24, 2010.  The options vested on December 31, 2010 and are exercisable at $10.78 per option.  The amounts shown above represent the grant date fair value of the options awarded.

Executive officers of the Company and the Bank receive no fees for service on the Board of Directors of the Company and the Bank or on any committees of the Boards.

In 2010, directors of the Company received an annual fee of $40,000 plus 5,000 stock options, the value of which was determined as of the date of grant by use of the Black-Scholes model and recognized as expense in the Company’s financial statements for the year ending December 31, 2010.  In addition, annual retainers are paid to the Chairman of the Board of Directors ($20,000), the lead independent director ($10,000) and the Chairman of the Audit Committee ($10,000).  No additional fees are paid for attending meetings.

Transactions with Certain Related Persons

All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its Common Stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm’s-length negotiations with unaffiliated persons.  The balance of loans outstanding to directors, executive officers and their related interests amounted to $16,399,000 at December 31, 2010.  The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from:  (i) extending or maintaining credit; (ii) arranging for the extension of credit; or (iii) renewing an extension of credit in the form of a personal loan for an officer or director.  There are several exceptions to this general prohibition, however, one of which is applicable to the Company.  Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act.  All loans to the Company’s directors and officers by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company has approved the engagement of KPMG LLP to be the Company’s independent registered public accounting firm for the 2011 fiscal year, subject to the ratification of the engagement by the Company’s stockholders.  At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of KPMG LLP for the Company’s fiscal year ending December 31, 2011.  A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Set forth below is certain information concerning aggregate fees billed for professional services rendered during fiscal years 2010 and 2009 by KPMG LLP, the Company’s independent registered public accounting firm.  The aggregate fees included in the Audit category were fees billed for the fiscal years for the audit of the Company’s annual financial statements, the audit of management’s report on internal control over financial reporting and the review of the Company’s quarterly financial statements.  The aggregate fees included in each of the other categories were fees billed in the fiscal years.

	2010	2009

Audit Fees	$530,000	$530,000
Audit-Related Fees	—	—
Tax Fees	116,440	96,550
All Other Fees	—	—

Audit Fees.  Audit fees were for professional services rendered for the audits of the consolidated financial statements of the Company, the review of the financial statements included in the Company’s quarterly reports on Form 10-Q and the audit of the effectiveness of the Company’s internal control over financial reporting.

Tax Fees.  Tax fees were for services related to tax compliance, tax planning, the review of tax issues in 2010 and 2009 and assistance in 2010 and 2009 in addressing state tax issues relating to Eastern.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of the independent registered public accounting firm.  The Audit Committee concluded that performing such services in 2010 and 2009 did not affect the independent registered public accounting firm’s independence in performing their function as auditors of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In order to ratify the selection of KPMG LLP as the independent registered public accounting firm for the 2011 fiscal year, the proposal must receive the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote.

The Board of Directors unanimously recommends a vote “FOR” the ratification of KPMG LLP as the independent registered public accounting firm for the 2011 fiscal year.

PROPOSAL 3—ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION

In accordance with recently adopted changes to Section 14A of the Securities Exchange Act of 1934, stockholders are being given the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve the Company’s executive compensation, as described in this Proxy Statement under the heading “Compensation Discussion and Analysis,” including the compensation of the Named Executive Officers. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse the Company’s executive compensation program.

The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value. The Board of Directors believes the Company’s compensation policies and procedures achieve this objective, and therefore recommend stockholders vote “FOR” the following proposal:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

This is an advisory vote only, and neither the Company nor the Board of Directors will be bound to take action based upon the outcome. The Compensation Committee and the Board of Directors will consider the vote of the stockholders when considering future executive compensation arrangements.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

The Board of Directors unanimously recommends that stockholders vote “FOR” this resolution.

PROPOSAL 4—ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF STOCKHOLDER VOTES ON EXECUTIVE COMPENSATION

In accordance with recently adopted changes to Section 14A of the Securities Exchange Act of 1934, stockholders are being given the opportunity to vote on an advisory, non-binding resolution at the Annual Meeting to approve the compensation of Named Executive Officers (the “say-on-pay” advisory vote in Proposal 3, above) this year and will do so at least once every three years thereafter.  Pursuant to recently adopted changes to Section 14A of the Securities Exchange Act of 1934, at the Annual Meeting, the Company also is asking stockholders to vote on whether future “say-on-pay” advisory votes on executive compensation should occur every year, every two years or every three years.

After careful consideration, the Board of Directors recommends that future stockholder “say-on-pay” advisory votes on executive compensation be conducted every three years.  The determination was based on the following:

•                  the Company’s compensation programs do not change significantly from year to year;

•                  a “say-on-pay” vote every three years will provide sufficient time for our Compensation Committee and the full Board of Directors to evaluate results of the most recent “say-on-pay” vote, to discuss the implications of that vote with stockholders to the extent necessary, to develop and implement any adjustments to our executive compensation programs that may be appropriate, and for stockholders to evaluate the Compensation Committee’s actions.

Although the Board of Directors unanimously recommends a “say-on-pay” vote every 3 years, stockholders will be able to specify one of four choices for this proposal on the proxy card: 1 year, 2 years, 3 years or ABSTAIN. Stockholders are not voting to approve or disapprove of the Board of Directors’ recommendation.

This is an advisory vote only, and neither the Company nor the Board of Directors will be bound to take action based upon the outcome.

Unless otherwise instructed, validly executed proxies will be voted “FOR” the 3 Year frequency option.

The Board of Directors unanimously recommends that stockholders mark the “3 YEAR” box with respect to the advisory proposal on the frequency of the stockholders’ vote on executive compensation.

PROPOSAL 5—APPROVAL OF THE BROOKLINE BANCORP, INC. 2011 RESTRICTED STOCK PLAN

The Board of Directors of the Company is submitting to stockholders for approval the Brookline Bancorp, Inc. 2011 Restricted Stock Plan (the “Restricted Stock Plan”).  The Restricted Stock Plan is designed to provide officers, employees and directors of the Company and its subsidiaries, including the Bank, with additional incentives to promote the growth and performance of the Company.  The Restricted Stock Plan is subject to stockholder approval and will become effective upon its implementation by the Board of Directors subsequent to satisfaction of applicable stockholder approval requirements.  Most of the companies that the Company competes with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs.  The Restricted Stock Plan will give the Company the flexibility it needs to continue to attract and retain highly qualified individuals by offering a competitive compensation program that is linked to the performance of its common stock.

The following is a summary of the material features of the Restricted Stock Plan, which is qualified in its entirety by reference to the provisions of the Restricted Stock Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Restricted Stock Plan authorizes the issuance or delivery to participants of up to 500,000 shares of Company common stock pursuant to grants of restricted stock awards.

The Restricted Stock Plan will be administered by the members of the Company’s Compensation Committee who are “Disinterested Board Members,” as defined in the Restricted Stock Plan (the “Committee”).  The Committee has the authority and discretion to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules and regulations for carrying out the Restricted Stock Plan’s purposes; and interpreting the Restricted Stock Plan.  The Restricted Stock Plan also permits the Committee to delegate all or any portion of its responsibilities and powers to one or more of its members or any person selected by it.  Awards intended to be “performance-based”

under Section 162(m) of the Internal Revenue Code must be granted by the Committee in order to be exempt from the $1.0 million limit on deductible compensation for tax purposes.

The Committee may grant an award under the Restricted Stock Plan as an alternative to or replacement of an existing award under the Restricted Stock Plan or any other plan of the Company or its subsidiaries, or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its subsidiaries, including the plan of any entity acquired by the Company or its subsidiaries.

The Restricted Stock Plan may be funded with authorized but unissued shares or shares currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Eligibility

Employees and directors of the Company and its subsidiaries, including the Bank, are eligible to receive awards under the Restricted Stock Plan.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the Restricted Stock Plan, which shall be set forth in an award agreement delivered to each participant.  Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to limitations and restrictions as determined by the Committee.

Restricted Stock.  A restricted stock award is a grant of common stock, subject to vesting requirements or the satisfaction of market conditions or performance conditions, to a participant for no consideration or such minimum consideration as may be required by applicable law or regulation.  Restricted stock awards may be granted only in whole shares of common stock (unless otherwise permitted by the Committee) and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Restricted Stock Plan or the award agreement.  Restricted stock awards other than those subject to performance-based vesting conditions will be in the form of issued and outstanding shares of stock that will be either registered in the name of the participant and held by the Company together with a stock power executed by the participant in favor of the Company, or registered in the name of the participant and delivered to the participant. The Company may also, in its discretion, issue restricted stock in any other approved format (e.g., electronically). Prior to vesting of the restricted stock award, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award.  Unless the Committee specifies otherwise at the time a restricted stock award is granted and specifies such in the award agreement, any cash dividends or distributions declared and paid with respect to shares of stock subject to the restricted stock award, shall be retained by the Committee and shall be held until the stock subject to the restricted stock award vests in the participant.  Upon the vesting of the restricted stock award, the dividends (and any earnings thereon) will be distributed to the participant no later than two and one-half months following the date of vesting.  Alternatively, if determined by the Committee at the time of award and set forth in the award agreement, cash dividends or distributions declared on the restricted stock will be distributed to the participant at the same time as such dividends or distributions are distributed to other stockholders, without regard to vesting.  Any stock dividends declared on shares subject to a restricted stock award will be subject to the same restrictions and will vest at the same time as the shares of restricted stock from which said dividends were derived.

Limitation on Awards under the Restricted Stock Plan

To the extent any shares of stock covered by a restricted stock award under the Restricted Stock Plan are not delivered to a participant or beneficiary for any reason, including because the award is forfeited or canceled, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Restricted Stock Plan.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of shares of stock or other securities, stock dividend or other special and nonrecurring  dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolutions or other similar corporate transaction or event, affects the shares of stock such that an adjustment is appropriate, the Committee will adjust the number and kind of securities deemed to be available for grants of restricted stock and the number and kind of securities that may be delivered with respect to outstanding restricted stock.  In addition, the Committee is authorized to make adjustments in the terms and conditions of restricted stock in recognition of an unusual or nonrecurring event affecting the Company or any parent or subsidiary or the financial statements of the Company or any parent or subsidiary or in response to changes in applicable law or accounting principles.

Performance Features

General. A federal income tax deduction for the Company is generally unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer and three other most highly compensated officers other than its chief financial officer named in the summary compensation table.  However, amounts that constitute “performance-based compensation” (under Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit.  The Committee may designate whether any restricted stock awards granted to any participant are intended to be performance-based compensation. Any restricted stock awards designated as performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: basic earnings per share; basic cash earnings per share; diluted earnings per share; core earnings per share; diluted cash earnings per share; net income or net income before taxes; cash earnings; net interest income; non-interest income; general and administrative expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; core return on average assets; cash return on average assets; core return on equity, return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest margin; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; net charge-offs; non-performing loans; classified loans; cash flow; capital preservation (core or risk-based); interest rate risk exposure-net portfolio value; interest rate risk-sensitivity; strategic business objectives, consisting of one or more objectives based upon meeting specified financial targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total stockholder return); operating expense as a percentage of average assets; core deposits as a percentage of total deposits; net charge-off percentage; average percentage past due; classified assets to total assets; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The Committee may adjust performance measures but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to Section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be performance-based compensation and the establishment of any performance-based measures shall be made during the period required by Section 162(m) of the Internal Revenue Code.

Vesting of Awards

The Committee may specify vesting requirements on any award.  If the vesting of an award under the Restricted Stock Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement.   Unless the Committee specifies otherwise, vesting of awards will be accelerated in the event of the death or disability of the participant or the participant’s involuntary termination of service or employment following a change in control.  To the extent permitted by the Committee, except with respect to an award subject to performance-based vesting conditions, an award may also accelerate upon retirement.  The Committee may determine that all restricted stock awards shall be fully earned and vested immediately.  No restricted stock award intended to be considered performance-based compensation will be granted under terms that would permit its accelerated vesting upon retirement or other termination of service (other than death or disability).  However, in the event of retirement of a participant during the performance period, the award agreement may provide for the vesting of all or a portion of the award, so long as the vesting is not accelerated but will occur at the end of the performance period, and will be prorated, based on the period of the participant’s active employment and the level of achievement of the performance measures during that period.  Except as specified above or otherwise determined by the Committee, awards that have not vested at the time of termination of employment or service shall be forfeited, provided that, unless otherwise specified by the Committee, an employee-director who terminates employment but continues as a director shall not be deemed to have a termination of service.  In addition, unless otherwise provided by the Committee, service as a director emeritus or advisory director shall constitute service for purposes of vesting.

Change in Control

Unless otherwise stated in the plan or determined by the Committee and set forth in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of the Company, all stock awards then held by a participant will become fully earned and vested. For the purposes of the Restricted Stock Plan, a change in control generally occurs when: (a) the Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation; (b) there is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (ii) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (c) during any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (iii), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or (d) the Company or the Bank sells to a third party all or substantially all of its assets.

Forfeiture

The Committee may specify that rights and benefits with respect to any award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events in addition to any otherwise applicable vesting or performance conditions.  Such events include termination for cause; termination of service, violations of material policies; breach of noncompetition, confidentiality or other restrictive covenants; or any other conduct that is detrimental to the Company’s business or reputation, its affiliates and/or its subsidiaries.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an award earned (or the Company shall reverse a corresponding accrual) during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse the Company for all or any part of the amount of any payment in settlement of any award granted hereunder.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Restricted Stock Plan or any award granted under the Restricted Stock Plan, provided that, except as provided in the Restricted Stock Plan, no amendment or termination may adversely impair the rights of a participant under an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the provision of the Restricted Stock Plan to materially increase the aggregate number of securities that may be issued under the Restricted Stock Plan (other than as provided in the Restricted Stock Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Restricted Stock Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may, without stockholder approval, amend the Restricted Stock Plan at any time, retroactively or otherwise, to ensure that the Restricted Stock Plan complies with current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Restricted Stock Plan or the making of the award affected thereby, which, in the discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Effective Date and Duration of Plan

The Restricted Stock Plan will become effective when established and implemented by the Board of Directors subsequent to the satisfaction of the applicable stockholder approval requirements at the Annual Meeting.  The Restricted Stock Plan will remain in effect as long as any awards under it are outstanding.  At any time, the Board of Directors may terminate the Restricted Stock Plan. However, any termination of the Restricted Stock Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Restricted Stock Plan.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes.  Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restricted period or held and paid at the time that the restricted stock vests, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes.  A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes.  The Company may withhold amounts from participants to satisfy withholding tax requirements.  Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy the minimum tax withholding requirements.

Change in Control. In the event of a change in control, outstanding unvested awards under the Restricted Stock Plan may be considered parachute payments that would cause an “excess parachute payment” under the Internal Revenue Code.  An excess parachute payment may subject the participant to a 20% excise tax and preclude deduction by the Company.

Deduction Limits.  Section 162(m) of the Internal Revenue Code generally limits the Company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the three other most highly compensated executives (excluding the chief financial officer) named in the summary compensation table (“covered employees”).  Restricted stock awards, other than performance-based restricted stock awards that satisfy the requirements of Section 162(m) of the Internal Revenue Code, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million.  “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company.  “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance.  Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit.  The Restricted Stock Plan is designed so that performance-based restricted stock awards that are subject to the satisfaction of performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit.  The Company expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards.  However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice.  The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Restricted Stock Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Restricted Stock Plan.  The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Financial Accounting Standards Board Accounting Codification Standards Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of the restricted stock awards.

Awards to be Granted

At the present time, no specific determination has been made as to the grant or allocation of awards.

Required Vote

In order to approve the Restricted Stock Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting, assuming a quorum.

The Board of Directors unanimously recommends a vote “FOR” the approval of the Brookline Bancorp, Inc. 2011 Restricted Stock Plan.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 160 Washington Street, Brookline, Massachusetts 02445, no later than November 17, 2011. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than 90 days before the date fixed for such meeting; provided, however, that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder’s name, record address and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The date on which the 2012 Annual Meeting of Stockholders is expected to be held is April 18, 2012. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2012 Annual Meeting of Stockholders must be given to the Company no later than January 18, 2012.  If notice is received after January 18, 2012, it will be considered untimely, and the Company will not be required to present the matter at the 2012 Annual Meeting of Stockholders.

MISCELLANEOUS

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company.  Proxies also may be solicited personally or by mail, telephone or telegraph by the Company’s directors, officers and employees, without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO PAUL R. BECHET, SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER, BROOKLINE BANCORP, INC., 160 WASHINGTON STREET, BROOKLINE, MASSACHUSETTS 02445, OR CALL AT 617-730-3500.

BY ORDER OF THE BOARD OF DIRECTORS

Charles H. Peck
Corporate Secretary
Brookline, Massachusetts
March 17, 2011

APPENDIX

BROOKLINE BANCORP, INC.

2011 RESTRICTED STOCK PLAN

ARTICLE 1 — GENERAL

Section 1.1            Purpose, Effective Date and Term.  The purpose of the Brookline Bancorp, Inc. 2011 Restricted Stock Plan (the “Plan”) is to promote the long-term financial success of Brookline Bancorp, Inc. (the “Company”), and its Subsidiaries, including Brookline Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders.  The “Effective Date” of the Plan shall be the date the Plan is implemented by the Board subsequent to the satisfaction of the applicable shareholder approval requirements.  The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2            Administration.  The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3            Participation.  Each Employee or Director of the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4            Definitions.  Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1            General.  Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.6, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.

Section 2.2            Restricted Stock.

(a)           Grant of Restricted Stock.  Restricted Stock means a grant of shares of Stock under this Section or under Section 2.3 with respect to shares intended to be performance-based compensation, for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.  Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; and (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards (other than those subject to performance-based vesting conditions under Section 2.3 hereof) shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Brookline Bancorp, Inc. dated [Date], made pursuant to the terms of the Brookline Bancorp, Inc. 2011 Restricted Stock Plan, copies of which are on file at the executive offices of Brookline Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.  Performance-based Restricted Stock Awards may or may not be issued and outstanding, in the discretion of the Committee.  Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards.  In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards.  Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)           Terms and Conditions.       Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)            Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be retained by the Committee and shall be held until the Stock subject to the Restricted Stock Award vests in the Participant.  Upon the vesting of the Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) attributable to such Restricted Stock Award to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock Award vests.  Alternatively, but only if determined by the Committee at the time of Award and set forth in the Award Agreement, cash dividends or distributions declared on the Restricted Stock shall be distributed to the Participant who has been granted the Restricted Stock at the same time as such dividends or distributions are distributed to other stockholders without regard to whether the Stock is vested.  Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived.

(ii)           Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Restricted Stock shall be exercised by the Participant in his or her discretion.

(iii)          Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.3            Performance-Based Compensation. The vesting of any Restricted Stock Award under the Plan that is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  The grant of any Award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)           Performance Measures.  Such performance measures may be based on any one or more of the following:

(i)	basic earnings per share;

(ii)	basic cash earnings per share;

(iii)	diluted earnings per share;

(iv)	core earnings per share;

(v)	diluted cash earnings per share;

(vi)	net income or net income before taxes;

(vii)	cash earnings;

(viii)	net interest income;

(ix)	non-interest income;

(x)	general and administrative expense to average assets ratio;

(xi)	cash general and administrative expense to average assets ratio;

(xii)	efficiency ratio;

(xiii)	cash efficiency ratio;

(xiv)	return on average assets;

(xv)	core return on average assets;

(xvi)	cash return on average assets;

(xvii)	core return on equity;

(xviii)	return on average stockholders’ equity;

(xix)	cash return on average stockholders’ equity;

(xx)	return on average tangible stockholders’ equity;

(xxi)	cash return on average tangible stockholders’ equity;

(xxii)	core earnings;

(xxiii)	operating income;

(xxiv)	operating efficiency ratio;

(xxv)	net interest margin;

(xxvi)	net interest rate margin or net interest rate spread;

(xxvii)	growth in assets, loans, or deposits;

(xxviii)	loan production volume;

(xxix)	net charge-offs;

(xxx)	non-performing loans;

(xxxi)	classified loans;

(xxxii)	cash flow;

(xxxiii)	capital preservation (core or risk-based);

(xxxiv)	interest rate risk exposure-net portfolio value;

(xxxv)	interest rate risk-sensitivity;

(xxxvi)	strategic business objectives, consisting of one or more objectives based upon meeting specified financial targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxxvii)	stock price (including, but not limited to, growth measures and total stockholder return);

(xxxviii)	operating expense as a percentage of average assets;

(xxxix)	core deposits as a percentage of total deposits;

(xl)	net charge-off percentage;

(xli)	average percentage past due;

(xlii)	classified assets to total assets; or

(xliii)	any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)           Adjustments.  Pursuant to this Section 2.3, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)           Treatment on Retirement.  Notwithstanding anything herein to the contrary, no Restricted Stock Award that is intended to be considered performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability).  Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.3, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

Section 2.4            Vesting of Awards.  (a)       The Committee shall specify the vesting schedule or conditions of each Award.  If the right to become vested in an Award under the Plan is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement or Involuntary Termination of Employment following a Change in Control).  Unless otherwise provided by the Committee, Service as a director emeritus or advisory director shall constitute Service for purposes of vesting.

(b)           Notwithstanding Section 2.6 and Article 4 hereof, other than with respect to Restricted Stock subject to performance-based vesting conditions of Section 2.3, the Committee may determine that all Restricted Stock Awards described in Section 2.2(a) shall be fully earned and vested immediately.

Section 2.5            Deferred Compensation.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.5 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.6            Effect of Termination of Service on Awards.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award.   Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

(a)           Upon a Participant’s Termination of Service for any reason other than Disability or death, any Restricted Stock that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Restricted Stock granted to a Participant that has not vested shall expire and be forfeited.

(c)           Upon Termination of Service because of Disability or death, and if specifically provided by the Committee, upon Retirement (except in the case of Restricted Stock Awards subject to Section 2.3 hereof), all

Restricted Stock shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service.

(d)          Notwithstanding the provisions of this Section 2.6, the effect of a Change in Control on the vesting of Restricted Stock is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1            Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2            Share Limitations.

(a)           Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to five hundred thousand (500,000) shares of Stock.

(b)           Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of Restricted Stock, the number of shares of Stock available for the granting of additional Restricted Stock shall be reduced by the number of shares of Stock in respect of which the Restricted Stock is granted or denominated.  To the extent any shares of Stock covered by an Award under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, the number of shares of Stock available shall be reduced by the gross number of, rather than by the net number of, shares of Stock issued.

Section 3.3            Corporate Transactions.  In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Restricted Stock in the aggregate to all Participants and individually to any one Participant and (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Restricted Stock.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Restricted Stock (including, without limitation, cancellation of Restricted Stock in exchange for the Fair Market Value, if any, or substitution or exchange of Restricted Stock using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

Section 3.4            Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1            Consequence of a Change in Control.  Subject to the provisions of Section 2.4 (relating to vesting and acceleration) and Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment agreement entered into by and between the Company and/or the Bank and an Employee:

(a)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Awards of Restricted Stock described in Section 2.2 shall be fully earned and vested immediately.  Notwithstanding the above, any Awards the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (b) hereof.

(b)           In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2            Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)           Merger:  The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)           Acquisition of Significant Share Ownership:  There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

(c)           Change in Board Composition:  During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d)           Sale of Assets:  The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of a change in the number of shares of Stock or Voting Securities then outstanding, which thereby increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.  In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1            Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members.  If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award.  The Board (or those members of the Board who are “independent directors” under the corporate governance statutes or rules of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2            Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)           the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)           The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)           The Committee will have the authority to define terms not otherwise defined herein.

(d)           Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3            Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4            Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5            Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1            General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.3 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2            Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1            No Implied Rights.

(a)           No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

Section 7.2            Transferability.  Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant.

Section 7.3            Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4            Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5            Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6            Form and Time of Elections/Notification Under Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.  Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b).  If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service.  This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7            Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8            Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 (formerly, FAS 123R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9            Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10         Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11         Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12         No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13         Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in the Commonwealth of Massachusetts, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14         Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15         Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16         Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)           in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

Section 7.17         Forfeiture Events.

(a)           The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned (or the Company shall reverse the corresponding accrual) during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1            In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)           “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)           “Award” means any Restricted Stock, including performance-based shares under Section 2.3, granted to a Participant under the Plan.

(c)           “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan.  Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)           “Board” means the Board of Directors of the Company.

(e)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f)            “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)           “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)            “Committee” means the Committee acting under Article 5.

(j)            “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)           “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l)            If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan.  To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)          “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n)           “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(o)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)           “Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

(r)            “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i)            the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii)           if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use.

(s)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is at least thirty (30) miles further away from the Employee Participant’s principal residence prior to the Change in Control.

(t)            “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(u)           “Incumbent Directors” means:

(i)            the individuals who, on the date hereof, constitute the Board; and

(ii)           any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments.

(v)           “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary (other than a termination for Cause) or termination of employment by a Participant Employee for Good Reason.

(w)          “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

(x)            “Restricted Stock” has the meaning ascribed to it in Section 2.2.

(y)           “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement until both Service as an Employee and Service as a Director has ceased.  A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-Employee Director’s intention to retire.

(z)            “SEC” means the United States Securities and Exchange Commission.

(aa)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(bb)         “Service” means service as an Employee, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

(cc)         “Stock” means the common stock of the Company, $0.01 par value per share.

(dd)         “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(ee)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)            The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract.  For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary.  If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period.  For purposes of this sub-section (ii), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)          If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)          A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v)           Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section (ee), the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.5 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii).  For purposes of this Plan, a “Separation from Service” shall have occurred if the Bank and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service.  If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi)          With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.  With respect to a Participant who is both an Employee and a Director, termination of employment shall not constitute Termination of Service so long as the Participant continued to serve as a Director.

(ff)           “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(gg)         “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2            In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)           actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)           references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)           in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)           references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)           indications of time of day mean Massachusetts time;

(f)            “including” means “including, but not limited to”;

(g)           all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)           all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)            the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)            any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)           all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

REVOCABLE PROXY

BROOKLINE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

April 20, 2011

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts 02138 on April 20, 2011, at 11:00 a.m.  The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	VOTE WITHHELD
(except as marked to the contrary below)
1. The election of Peter O. Wilde as Director to serve for a three-year term.	☐	☐

INSTRUCTION: To withhold your vote for the nominee, write the name of the nominee on the line below.

				FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2011.				☐	☐	☐

				FOR	AGAINST	ABSTAIN
3. The advisory (non-binding) vote to approve the Company’s executive compensation.				☐	☐	☐

4. A non-binding proposal to give advice with respect to the frequency that stockholders will vote on our executive compensation programs and policies.

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
☐	☐	☐	☐

				FOR	AGAINST	ABSTAIN
5. The approval of the Brookline Bancorp, Inc. 2011 Restricted Stock Plan.				☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 5, and a vote to hold an advisory vote “EVERY THREE YEARS” in voting on Proposal 4.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 5, AND TO HOLD AN ADVISORY VOTE “EVERY THREE YEARS” ON PROPOSAL 4.  IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.  This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 17, 2011 and audited financial statements.

Dated:	☐	Check Box if You Plan
to Attend Annual Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2011—THE ANNUAL MEETING PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.’S 2010 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M.

ANNUAL MEETING OF STOCKHOLDERS OF BROOKLINE BANCORP, INC. April 20, 2011 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2011 THE ANNUAL MEETING PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.'S 2010 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1.The election of Peter O. Wilde as Director to serve for a three-year term. O Peter O. Wilde 2. The ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2011. 3. The advisory (non-binding) vote to approve the Company's executive compensation. 4. A non-binding proposal to give advice with respect to the frequency that stockholders will vote on our executive compensation programs and policies. 5. The approval of the Brookline Bancorp, Inc. 2011 Restricted Stock Plan. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 5, AND TO HOLD AN ADVISORY VOTE "EVERY THREE YEARS" ON PROPOSAL 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 17, 2011 and audited financial statements. Check Box if You Plan to Attend Annual Meeting FOR THE NOMINEE WITHHOLD AUTHORITY FOR THE NOMINEE FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEE: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 5, AND A VOTE TO HOLD AN ADVISORY VOTE "EVERY THREE YEARS" IN VOTING ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 10030304030000001000 2 042011 FOR AGAINST ABSTAIN Every 2 years Every 3 years ABSTAIN Every 1 year FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1.The election of Peter O. Wilde as Director to serve for a three-year term. O Peter O. Wilde 2. The ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2011. 3. The advisory (non-binding) vote to approve the Company's executive compensation. 4. A non-binding proposal to give advice with respect to the frequency that stockholders will vote on our executive compensation programs and policies. 5. The approval of the Brookline Bancorp, Inc. 2011 Restricted Stock Plan. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 5, AND TO HOLD AN ADVISORY VOTE "EVERY THREE YEARS" ON PROPOSAL 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 17, 2011 and audited financial statements. Check Box if You Plan to Attend Annual Meeting FOR AGAINST ABSTAIN FOR THE NOMINEE WITHHOLD AUTHORITY FOR THE NOMINEE FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEE: ANNUAL MEETING OF STOCKHOLDERS OF BROOKLINE BANCORP, INC. April 20, 2011 P TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote by phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 5, AND A VOTE TO HOLD AN ADVISORY VOTE "EVERY THREE YEARS" IN VOTING ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 10030304030000001000 2 042011 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2011 THE ANNUAL MEETING PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.'S 2010 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M. Every 2 years Every 3 years ABSTAIN Every 1 year FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

14475 REVOCABLE PROXY BROOKLINE BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS APRIL 20, 2011 The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts 02138 on April 20, 2011, at 11:00 a.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as set forth on the reverse side. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF BROOKLINE BANCORP, INC. April 20, 2011 ESOP IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2011 THE ANNUAL MEETING PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.'S 2010 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M. Please sign, date and mail your vote authorization form in the envelope provided as soon as possible. Signature of ESOP participant Date: Signature of ESOP participant Date: Note: Please sign exactly as your name or names appear on this vote authorization form. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1.The election of Peter O. Wilde as Director to serve for a three-year term. O Peter O. Wilde 2. The ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2011. 3. The advisory (non-binding) vote to approve the Company's executive compensation. 4. A non-binding proposal to give advice with respect to the frequency that stockholders will vote on our executive compensation programs and policies. 5. The approval of the Brookline Bancorp, Inc. 2011 Restricted Stock Plan. THIS INSTRUCTION FORM WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS INSTRUCTION FORM WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 5, AND TO HOLD AN ADVISORY VOTE "EVERY THREE YEARS" ON PROPOSAL 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS INSTRUCTION FORM WILL BE VOTED AS DIRECTED BY THE ESOP TRUSTEE. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS INSTRUCTION FORM IS SOLICITED BY THE ESOP TRUSTEE. The undersigned acknowledges receipt from the Company prior to the execution of this vote authorization form of notice of the Annual Meeting, a proxy statement dated March 17, 2011 and audited financial statements. FOR THE NOMINEE WITHHOLD AUTHORITY FOR THE NOMINEE FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEE: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 5, AND A VOTE TO HOLD AN ADVISORY VOTE "EVERY THREE YEARS" IN VOTING ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 10030304030000000000 3 042011 FOR AGAINST ABSTAIN Every 2 years Every 3 years ABSTAIN Every 1 year FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

Signature of ESOP participant Date: Signature of ESOP participant Date: Note: Please sign exactly as your name or names appear on this vote authorization form. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1.The election of Peter O. Wilde as Director to serve for a three-year term. Peter O. Wilde 2. The ratification of the appointment of KPMG LLP as independent registered public accounting firm for the Company for the year ending December 31, 2011. 3. The advisory (non-binding) vote to approve the Company's executive compensation. 4. A non-binding proposal to give advice with respect to the frequency that stockholders will vote on our executive compensation programs and policies. 5. The approval of the Brookline Bancorp, Inc. 2011 Restricted Stock Plan. THIS INSTRUCTION FORM WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS INSTRUCTION FORM WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 5, AND TO HOLD AN ADVISORY VOTE "EVERY THREE YEARS" ON PROPOSAL 4. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS INSTRUCTION FORM WILL BE VOTED AS DIRECTED BY THE ESOP TRUSTEE. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS INSTRUCTION FORM IS SOLICITED BY THE ESOP TRUSTEE. The undersigned acknowledges receipt from the Company prior to the execution of this vote authorization form of notice of the Annual Meeting, a proxy statement dated March 17, 2011 and audited financial statements. FOR AGAINST ABSTAIN FOR THE NOMINEE WITHHOLD AUTHORITY FOR THE NOMINEE FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEE: ANNUAL MEETING OF STOCKHOLDERS OF BROOKLINE BANCORP, INC. April 20, 2011 ESOP TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your instruction form available when you call and use the Company Number and Account Number shown on your instruction form. Vote by phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your instruction form in the envelope provided as soon as possible. VOTE AUTHORIZATION FORM Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 5, AND A VOTE TO HOLD AN ADVISORY VOTE "EVERY THREE YEARS" IN VOTING ON PROPOSAL 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 10030304030000000000 3 042011 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 20, 2011 THE ANNUAL MEETING PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.'S 2010 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M. Every 2 years Every 3 years ABSTAIN Every 1 year FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

14475 INSTRUCTION FORM BROOKLINE BANCORP, INC. ESOP ANNUAL MEETING OF STOCKHOLDERS APRIL 20, 2011 I understand that I have the right to direct the Brookline Bank ESOP Trustee to vote the shares allocated to my account under the plan. I have been advised that my voting instructions are solicited for the Annual Meeting of Stockholders ("Annual Meeting") to be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts 02138 on April 20, 2011, at 11:00 a.m. Massachussetts time, or any adjournment or postponement thereof. I hereby direct Trustee to vote the shares allocated to my account as listed on the reverse side as follows: The Trustee of the Brookline Bank ESOP is hereby directed to vote the shares allocated to my account under the Brookline Bank ESOP as indicated above. If I do not return this form in a timely manner, shares allocated to my account under said plan will be voted in proportion to the manner in which other participants have voted the shares allocated to their accounts, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. (Continued and to be signed on the reverse side.)